UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )
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Filed by a party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

Structure Therapeutics Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

STRUCTURE THERAPEUTICS INC.
601 Gateway Blvd., Suite 900
South San Francisco, California 94080
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held On June 25, 2024
Dear Shareholder:
You are cordially invited to attend the 2024 Annual General Meeting of Shareholders (the “Annual General Meeting”) of Structure Therapeutics Inc., an exempted company incorporated in the Cayman Islands (sometimes referred to as the “Company”). The meeting will be held on Tuesday, June 25, 2024 at 9:00 a.m. Pacific Time. The Annual General Meeting will be a virtual meeting of shareholders, which will be conducted only via a live audio webcast. You will be able to attend the Annual General Meeting, submit your questions and vote online during the meeting by visiting
www.virtualshareholdermeeting.com/GPCR2024. The meeting will be held for the following purposes:
1.
To elect the Board’s nominee for Class I director named as a nominee in this Proxy Statement to hold office until the 2027 Annual General Meeting of Shareholders and her successor is duly elected and qualified, or until her earlier death, resignation or removal.

2.
To ratify the appointment by the Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.
To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying these proxy materials.
The Annual General Meeting will be held virtually through a live webcast. Shareholders of record on the close of business (Eastern Time) on April 19, 2024 (the “Record Date”) and their proxy holders will be able to attend the Annual General Meeting, submit questions and vote during the live webcast by visiting www.virtualshareholdermeeting.com/GPCR2024 and entering the 16-digit Control Number included in your proxy card, voting instruction form, or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. You may log-in beginning at 8:45 a.m. Pacific Time, on Tuesday, June 25, 2024.
Only shareholders of record at the Record Date and their proxy holders may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to Be
Held on Tuesday, June 25, 2024 at 9:00 a.m. Pacific Time at
www.virtualshareholdermeeting.com/GPCR2024.
The proxy statement and annual report to shareholders are available at www.proxyvote.com and
www.structuretx.com.

By Order of the Board of Directors
/s/ Raymond Stevens, Ph.D. Raymond Stevens, Ph.D. Chief Executive Officer
San Francisco, California April 25, 2024

You are cordially invited to attend the meeting online. Whether or not you expect to attend the meeting, please vote over the telephone or the internet as instructed in these materials, or, if you receive a paper proxy card by mail, by completing and returning the enclosed proxy, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote online if you attend the meeting.

YOUR VOTE IS IMPORTANT. Please read the Proxy Statement and the accompanying materials. No matter how many of our ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), or American Depositary Shares, each representing three Ordinary Shares (“ADSs”), you own, please submit your proxy card or voting instruction form, as applicable, in accordance with the procedures described below.
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Ordinary Shareholders.   Registered shareholders whose names appear on the Company’s Register of Members as of the Record Date have the right to vote online at www.virtualshareholdermeeting.com/GPCR2024 during the Annual General Meeting, or vote by submitting your proxy card by mail, in each case provided that you are the holder of record of such Ordinary Shares as of the Record Date. Even if you submit your proxy card by mail in advance of the Annual General Meeting, you may still vote at the Annual General Meeting if you attend the Annual General Meeting via our live webcast. If you would like to submit your proxy card by mail and you are a registered holder of our Ordinary Shares, then you should mark the proxy card provided to you, date, and sign, and return it, in accordance with the instructions.

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ADS Holders.   You may give voting instructions to the depositary of the ADSs, J.P. Morgan Chase Bank, N.A (the “Depositary”), or your broker, bank, or other nominee, as applicable, with respect to the Ordinary Shares underlying your ADSs. If you held ADSs as of the Record Date, you have the right to instruct the Depositary (if you held your ADSs directly) or the right to instruct your broker, bank, or other nominee (if you held your ADSs through such intermediary) how to vote. So long as the Depositary receives your voting instructions on or prior to 9:00 a.m. (Eastern Time) on June 20, 2024, it will, to the extent practicable and subject to Cayman Islands law and the terms of the deposit agreement, vote the underlying Ordinary Shares as you instruct. If your ADSs are held through a broker, bank, or other nominee, such intermediary will provide you with instructions on how you may give voting instructions with respect to the Ordinary Shares underlying your ADSs. Please check with your broker, bank, or other nominee, as applicable, and carefully follow the voting procedures provided to you.

As an ADS holder, you will not be entitled to vote directly at the Annual General Meeting. To the extent you provide the Depositary or your broker, bank, or other nominee, as applicable, with voting instructions, the Depositary will vote the underlying Ordinary Shares represented by your ADSs in accordance with your instructions.
As an ADS holder, you may also exercise the right to vote the underlying Ordinary Shares represented by your ADSs by surrendering your American Depositary Receipts (“ADRs”) for withdrawal of the Ordinary Shares represented by your ADSs pursuant to the terms described in the deposit agreement, prior to the Record Date. Upon surrender of (a) a certificated ADR in a form satisfactory to the Depositary at its designated transfer office or (b) proper instructions and documentation in the case of a Direct Registration ADR (as defined in the deposit agreement), the holder of the ADR is entitled to delivery at or, to the extent in dematerialized form, from, the Depositary’s custodian’s office of the Ordinary Shares at the time represented by the ADSs evidenced by such ADR. At the request, risk and expense of the holder of the ADR, the Depositary may deliver the Ordinary Shares at such other place as may have been requested by the holder of the ADR. The withdrawal of Ordinary Shares may be restricted only for the reasons set forth in General Instruction I.A.(1) of Form F-6 (as such instructions may be amended from time to time) under the Securities Act of 1933, as amended (the “Securities Act”), or provisions in the deposit agreement or such ADR. The Depositary may require proper endorsement in blank of such ADR (or duly executed instruments of transfer thereof in blank) and your written order directing the Depositary to cause the Ordinary Shares represented by the ADSs evidenced by such ADR to be withdrawn and delivered to, or upon the written order of, any person designated in such order. If ADSs are held in a brokerage firm, bank or other financial institution, please contact the broker, bank or other financial institution to find out what actions need to be taken to instruct the broker, bank or other financial institution to surrender the ADR for withdrawal of Ordinary Shares. Please be aware that there is no guarantee of timely delivery of registration of the underlying Ordinary Shares represented by your ADSs prior to the Record Date, and it is possible that you may not have sufficient time to withdraw the Ordinary Shares represented by your ADSs and vote them at the upcoming Annual General Meeting as a holder of record of Ordinary Shares. Holders of ADSs may be required to pay certain applicable fees, charges and taxes associated with the surrender and withdrawal process.

STRUCTURE THERAPEUTICS INC.
601 Gateway Blvd., Suite 900
South San Francisco, California
94080
PROXY STATEMENT
FOR THE 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 25, 2024
MEETING AGENDA
Proposals	Voting Standard	Board Recommendation
Election of the Class I director named in this Proxy Statement	Majority of the votes cast by the shareholders, being entitled to do so, voting virtually or by proxy	FOR the director nominee
Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024	Majority of the votes cast by the shareholders, being entitled to do so, voting virtually or by proxy	FOR

i

ii

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the Board of Directors (the “Board”) of Structure Therapeutics Inc. (sometimes referred to as the “Company”) is soliciting your proxy to vote at the 2024 annual general meeting of shareholders (the “Annual General Meeting”), including at any adjournments or postponements of the meeting. You are invited to attend the Annual General Meeting online to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the phone or through the internet.
We intend to first mail these proxy materials on or about April 25, 2024 to all holders of ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), and American Depositary Shares, each representing three Ordinary Shares (“ADSs”) of record entitled to vote at the Annual General Meeting.
How do I attend the Annual General Meeting?
This year’s Annual General Meeting will be a virtual meeting, which will be conducted entirely online via audio webcast to allow greater participation. You may attend, vote and ask questions at the Annual General Meeting by following the instructions provided on the proxy card or voting instruction form to log in to www.virtualshareholdermeeting.com/GPCR2024. If you are a holder of Ordinary Shares or ADSs of record as of the close of business on April 19, 2024 (the “Record Date”), you will be asked to provide the 16-digit Control Number from your proxy card. If you are a beneficial owner of ADSs registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.
The audio webcast of the Annual General Meeting will begin promptly at 9:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m. Pacific Time, and you should allow reasonable time for the check-in procedures.
You are entitled to attend the Annual General Meeting if you were a holder of Ordinary Shares or ADSs as of the Record Date, or hold a valid proxy for the meeting. To be admitted to the Annual General Meeting, you will need to visit www.virtualshareholdermeeting.com/GPCR2024 and enter the 16-digit Control Number found next to the label “Control Number” on your proxy card or voting instruction form, or in the email sending you the Proxy Statement. If you are a beneficial owner of ADSs, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your Control Number/proxy to vote.
Holders of ADSs will not be entitled to vote the Ordinary Shares underlying their ADSs at the Annual General Meeting. See “How do I vote?” below for more information as to how holders of ADSs can vote at the Annual General Meeting.
Whether or not you participate in the Annual General Meeting, it is important that you vote your Ordinary Shares, including those underlying your ADSs.
What if I cannot find my Control Number?
Please note that if you do not have your Control Number and you are a registered holder of Ordinary Shares or ADSs, you will be able to login as a guest. To view the meeting webcast visit www.virtualshareholdermeeting.com/GPCR2024 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting.
If you are a beneficial owner of ADSs (that is, you hold your ADSs in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Annual General Meeting.
Where can we get technical assistance if we are having trouble accessing the meeting or during the meeting?
If you have difficulty accessing the meeting or during the meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.

For the Annual General Meeting, how do we ask questions of management and the Board?
We plan to spend up to 15 minutes answering appropriate shareholder questions at the conclusion of the Annual General Meeting and will include as many shareholder questions that comply with the rules of conduct for the Annual General Meeting as the allotted time permits. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Questions that are not relevant to the proposals to be voted on at the Annual General Meeting will not be responded to. Questions may be submitted during the Annual General Meeting through www.virtualshareholdermeeting.com/GPCR2024.
Who can vote at the Annual General Meeting?
Ordinary Shareholders
Holders of record of Ordinary Shares at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on the Record Date will be eligible to vote at the Annual General Meeting. In deciding all matters at the Annual General Meeting, each shareholder will be entitled to one vote for each of our Ordinary Shares held by them on the Record Date. We do not have cumulative voting rights for the election of directors.
ADS Holders
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Registered Holders.   If you are a registered holder of the ADSs on the books of J.P. Morgan Chase Bank, N.A. (the “Depositary”) on the Record Date, then at or prior to 6:00 a.m. Pacific Time (9:00 a.m. Eastern Time) on June 20, 2024, you may provide instructions to the Depositary as to how to vote the Ordinary Shares underlying your ADSs on the proposals set forth in this Proxy Statement. The Depositary will provide you with a voting instruction card if you hold ADSs in your own name on the Depositary’s share register. Registered holders of ADSs must complete, sign, and return their voting instruction form to be actually received by the Depositary on or prior to 6:00 a.m. Pacific Time (9:00 a.m. Eastern Time) on June 20, 2024. You also may exercise the right to vote the Ordinary Shares underlying your ADSs by surrendering your ADRs and withdrawing the Ordinary Shares represented by your ADSs pursuant to the terms described in the deposit agreement, prior to the Record Date. However, it is possible that you may not have sufficient time to withdraw your Ordinary Shares and vote them at the upcoming Annual General Meeting as a holder of record of Ordinary Shares. Holders of ADSs may be required to pay certain applicable fees, charges and taxes associated with the surrender and withdrawal process.

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Beneficial Holders.   If you hold your ADSs through a bank, broker, custodian or other nominee/agent on the Record Date, you are considered the beneficial owner of those ADSs held in “street name,” and it is anticipated that such bank, broker, custodian or nominee/agent will forward this Proxy Statement along with your voting instruction forms to you. If you are a beneficial holder of our ADSs, you should follow the instructions that your broker, bank, or other nominee provides to vote the Ordinary Shares underlying your ADSs.

What am I voting on?
There are two matters scheduled for a vote:
•
To elect the Board’s nominee for Class I director named as a nominee in this Proxy Statement to serve until the 2027 annual general meeting of shareholders and until her successor is duly elected and qualified, or until her earlier death, resignation or removal (Proposal 1); and

•
To ratify the appointment by the Audit Committee of the Board (the “Audit Committee”) of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2).

What if another matter is properly brought before the meeting?
The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy card.

How do I vote?
Ordinary Shareholders.   Registered shareholders whose names appear on the Company’s Register of Members as of the Record Date have the right to vote online at www.virtualshareholdermeeting.com/GPCR2024 during the Annual General Meeting, or vote by submitting your proxy card by mail, in each case provided that you are the holder of record of such Ordinary Shares as of the Record Date. Even if you submit your proxy card by mail in advance of the Annual General Meeting, you may still vote at the Annual General Meeting if you attend the Annual General Meeting via our live webcast. If you would like to submit your proxy card by mail and you are a registered holder of our Ordinary Shares, then you should mark the proxy card provided to you, date, sign and return it, in accordance with the instructions.
ADS Holders.   As an ADS holder, you will not be entitled to vote online via live webcast during the Annual General Meeting. You may give voting instructions to the Depositary or your broker, bank, or other nominee, as applicable, with respect to the Ordinary Shares underlying your ADSs. If you held ADSs as of the Record Date, you have the right to instruct the Depositary (if you held your ADSs directly) or the right to instruct your broker, bank, or other nominee (if you held your ADSs through such intermediary) how to vote. So long as the Depositary receives your voting instructions on or prior to 6:00 a.m. Pacific Time (9:00 a.m. Eastern Time) on June 20, 2024, it will, to the extent practicable and subject to Cayman Islands law and the terms of the deposit agreement, vote the underlying Ordinary Shares represented by your ADSs as you instruct. If your ADSs are held through a broker, bank, or other nominee, such intermediary will provide you with instructions on how you may give voting instructions with respect to the underlying Ordinary Shares represented by your ADSs. Please check with your broker, bank, or other nominee, as applicable, and carefully follow the voting procedures provided to you.
As an ADS holder, you may also exercise the right to vote the Ordinary Shares underlying your ADSs by surrendering your ADRs for withdrawal of the Ordinary Shares represented by your ADSs pursuant to the terms described in the deposit agreement, prior to the Record Date. Upon surrender of (a) a certificated ADR in a form satisfactory to the Depositary at its designated transfer office or (b) proper instructions and documentation in the case of a Direct Registration ADR (as defined in the deposit agreement), the holder of the ADR is entitled to delivery at or, to the extent in dematerialized form, from, the Depositary’s custodian’s office of the Ordinary Shares at the time represented by the ADSs evidenced by such ADR. At the request, risk and expense of the holder of the ADR, the Depositary may deliver the Ordinary Shares at such other place as may have been requested by the holder of the ADR. The withdrawal of Ordinary Shares may be restricted only for the reasons set forth in General Instruction I.A.(1) of Form F-6 (as such instructions may be amended from time to time) under the Securities Act of 1933, or provisions in the deposit agreement or such ADR. The Depositary may require proper endorsement in blank of such ADR (or duly executed instruments of transfer thereof in blank) and your written order directing the Depositary to cause the Ordinary Shares represented by the ADSs evidenced by such ADR to be withdrawn and delivered to, or upon the written order of, any person designated in such order. If ADSs are held in a brokerage firm, bank or other financial institution, please contact the broker, bank or other financial institution to find out what actions need to be taken to instruct the broker, bank or other financial institution to surrender the ADR for withdrawal of Ordinary Shares. Please be aware that there is no guarantee of timely delivery of registration of the Ordinary Shares underlying your ADSs prior to the Record Date, and it is possible that you may not have sufficient time to withdraw your Ordinary Shares and vote them at the upcoming Annual General Meeting as a holder of record of Ordinary Shares. Holders of ADSs may be required to pay certain applicable fees, charges and taxes associated with the surrender and withdrawal process.

If you are a holder of Ordinary Shares, internet proxy voting will be provided to allow you to vote your ordinary shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?
On each matter to be voted upon, each Ordinary Share that you own as of the Record Date entitles you to one vote. Each ADS that you own as of the Record Date represents three Ordinary Shares.

If I am a holder of Ordinary Shares of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a holder of Ordinary Shares of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual General Meeting, your Ordinary Shares will not be voted.
Abstentions will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your Ordinary Shares will be voted in accordance with the recommendations of the Board set forth above.
If I am a record holder or beneficial holder of ADSs and I do not provide the Depositary or my broker, bank or other nominee, as applicable, with voting instructions, what happens?
To the extent that the Depositary does not receive instructions on a particular Proposal from a holder of ADSs (including, without limitation, any broker, bank, or other nominee, as applicable, acting on behalf of a beneficial holder of ADSs) in a timely manner, such holder shall be deemed, and the Depositary is instructed to deem such holder, to have instructed the Depositary to give a discretionary proxy for such Proposal(s) to a person designated by us to vote the Ordinary Shares represented by the ADSs for which actual instructions were not so given by such holder on such agenda item(s), provided that no such instruction shall be deemed given and no discretionary proxy shall be given unless (1) we inform the Depositary in writing (and we agree to provide the Depositary with such instruction promptly in writing) that (a) we wish for such proxy to be given with respect to such Proposal(s), (b) there is no substantial opposition existing with respect to such Proposal(s) and (c) such Proposal(s), if approved, would not materially or adversely affect the rights of holders of our Ordinary Shares and ADSs.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by email, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your Ordinary Shares or ADSs may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy card in the proxy materials to ensure that all of your Ordinary Shares or ADSs are voted.
Can I change my vote after submitting my proxy?
Ordinary Shareholders:   If you are the record holder of your Ordinary Shares, you may revoke your proxy in any one of the following ways:
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You may submit another properly completed proxy card with a later date.

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You may grant a subsequent proxy through the internet.

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You may send a timely written notice that you are revoking your proxy to Structure Therapeutics Inc., 601 Gateway Blvd., Suite 900, South San Francisco, California 94080, Attention: Secretary.

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You may attend the Annual General Meeting and vote electronically. Simply attending the Annual General Meeting will not, by itself, revoke your proxy.

Your most current proxy card or internet proxy is the one that is counted.
ADS Holders:   If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote your ADSs.
What vote is required for adoption or approval of each proposal and how will votes be counted?
Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions	Effect of Broker Non-Votes	Board Recommendation
1	Election of the Class I director named in this Proxy Statement.	Majority of the votes cast by the shareholders, being entitled to do so, voting virtually or by proxy.	FOR, AGAINST or ABSTAIN	No Effect	Not Applicable*	FOR the nominee
2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	Majority of the votes cast by the shareholders, being entitled to do so, voting virtually or by proxy.	FOR, AGAINST or ABSTAIN	No Effect	Not Applicable*	FOR

*
Please see above under “If I am a record holder or beneficial holder of ADSs and I do not provide the Depositary or my broker, bank or other nominee, as applicable, with voting instructions, what happens?”

Who will count the vote?
Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election.
What is the quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. Pursuant to our memorandum and articles of association, the quorum required for a general meeting of shareholders consists of one or more shareholders holding not less than an aggregate of one-third of all of our voting share capital in issue who are present virtually or by proxy and entitled to vote. On the Record Date, there were 139,856,287 Ordinary Shares issued and outstanding and entitled to vote. Thus, the holders of 46,618,763 Ordinary Shares must be present virtually or represented by proxy at the Annual General Meeting to have a quorum. Your Ordinary Shares will be counted towards the quorum only if you submit a valid proxy or if you attend electronically at the Annual General Meeting.
Abstentions will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the Ordinary Shares present at the meeting or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual General Meeting?
Preliminary voting results will be announced at the Annual General Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual General Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual General Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What proxy materials are available on the internet?
The Proxy Statement, Form 10-K and annual report to shareholders are available at www.structuretx.com.

PROPOSAL 1: ELECTION OF DIRECTOR
Our Board of Directors
Our Board is divided into three classes, with only one class of directors being elected in each year and each class, Class I, Class II and Class III, serving a three-year term. Each Class I director has a term that expires at the Annual General Meeting, each Class II director has a term that expires at the Company’s 2025 annual general meeting of shareholders and each Class III director has a term that expires at the Company’s 2026 annual general meeting of shareholders, or in each case until their respective successors are duly elected and qualified, or until their earlier death, resignation, or removal.
There are currently seven members of the Board. There are two Class I directors whose term of office expires at the Annual General Meeting — Ramy Farid, Ph.D. and Sharon Tetlow. The Annual General Meeting is our first annual general meeting after the adoption of our amended and restated memorandum and articles of association (which were adopted in connection with our initial public offering (“IPO”) in February 2023). Dr. Farid will not stand for re-election and his term will expire at the Annual General Meeting. Ms. Tetlow is currently a director of the Company, was previously appointed to the Board prior to our IPO and is recommended for nomination to the Board at the Annual General Meeting by the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”). Ms. Tetlow was approved by our Board and elected by holders of a majority of our Series A+ convertible preferred shares that were in existence prior to our IPO. In the interim between annual general meetings or extraordinary general meetings called for the appointment of directors and/or the removal of one or more directors and the filling of any vacancy in connection therewith, additional directors and any vacancies in the Board, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.
Directors are elected by a majority of the votes of the holders of Ordinary Shares present virtually or represented by proxy and entitled to vote on the election of directors. Ordinary Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. If the nominee becomes unavailable for election as a result of an unexpected occurrence, Ordinary Shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee as designated by the Board, or alternatively, the Board may leave a vacancy or the Board or reduce the size of the Board. The nominee for election has agreed to serve if elected. Our management has no reason to believe that the nominee will be unable to serve.
The Nominating Committee seeks to identify, evaluate and recommend and communicate with candidates qualified to become directors or director nominees consistent with criteria approved by the Board, including potential conflicts of interest, director independence and other requirements. The brief biographies below include information, as of the date of this Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating Committee to believe that that nominee should serve or continue to serve on the Board. However, each of the members of the Nominating Committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members. We believe that, as a whole, our Board possesses the requisite skills and characteristics, leadership traits, work ethic, and independence to provide effective oversight. No director or executive officer is related by blood, marriage, or adoption to any other director or executive officer. No arrangements or understandings exist between any director and any other person pursuant to which such person was selected as a director or nominee.
The biographies of our nominee for election to the Board as Class I director, and all other directors whose term will continue after the Annual General Meeting, are set forth below, including the offices held, other business directorships and the class and term of each director nominee and director. Each of the biographies highlights specific experience, qualifications, attributes, and skills that led us to conclude that such person should serve as a director. We believe that, as a whole, our Board possesses the requisite skills and characteristics, leadership traits, work ethic, and independence to provide effective oversight. No director or executive officer is related by blood, marriage, or adoption to any other director or executive officer. No arrangements or understandings exist between any director and any other person pursuant to which such person was selected as a director or nominee.

Class I Director Nominee for Election at the Annual General Meeting
Sharon Tetlow, 64, has served as a member of our Board since March 2022. Since January 2016, Ms. Tetlow has served as Managing Partner of Potrero Hill Advisors, an advisory firm providing strategic and operational financial support to life sciences companies. Ms. Tetlow currently serves on the board of directors and on the audit committee of Cessation Therapeutics, Inc., a private biopharmaceutical company focused on anti-opioid therapeutics. Ms. Tetlow previously served on the boards of directors of DICE Therapeutics, Inc. (NASDAQ: DICE) from 2020 until its purchase by Eli Lilly and Company in 2023, Catalyst Biosciences, Inc. (NASDAQ: CBIO) from 2020 until its reverse merger in 2022, Valneva SE (NASDAQ: VALN, EPA: VLA) from 2020 to 2023 and Altamont Pharma Acquisition Corp. (NASDAQ: ALTP) from 2021 to 2022. Ms. Tetlow received her B.S. in Psychology from the University of Delaware and her M.B.A. from Stanford University. We believe that Ms. Tetlow is qualified to serve as a member of our Board because of her expertise in corporate finance and strategy in the biotechnology and pharmaceutical industries and her public company board experience.
THE BOARD RECOMMENDS A
VOTE IN FAVOR OF THE BOARD’S NOMINEE FOR DIRECTOR.

Class II Directors Continuing in Office Until the 2025 Annual General Meeting
Eric Dobmeier, 55, has served as a member of our Board since December 2022. From April 2019 to August 2023, Mr. Dobmeier served as President, Chief Executive Officer and a member of the Board of Directors of Chinook Therapeutics, Inc. (NASDAQ: KDNY), a publicly traded biotechnology company focused on kidney diseases, prior to its acquisition by Novartis in August 2023. Prior to joining Chinook, Mr. Dobmeier served as President and Chief Executive Officer of Silverback Therapeutics, Inc. from January 2018 to June 2018. Prior to that, Mr. Dobmeier held positions of increasing responsibility at Seattle Genetics, Inc. (NASDAQ: SGEN), a publicly traded biotechnology company, from 2002 to December 2017, including as Chief Operating Officer from June 2011 to December 2017. Previously, Mr. Dobmeier was an attorney with the law firms of Venture Law Group and Heller Ehrman LLP, where he represented technology companies in connection with public and private financings, mergers and acquisitions and corporate partnering transactions. Mr. Dobmeier currently serves on the board of directors of Atara Biotherapeutics, Inc. (NASDAQ: ATRA), a publicly traded biotechnology company, where he has served since 2015. Mr. Dobmeier previously served on the boards of directors of Adaptive Biotechnologies Corp (NASDAQ: ADPT) from 2016 to 2021, Stemline Therapeutics, Inc. (NASDAQ: STML) from 2012 to 2018 and Versartis (NASDAQ: VSAR) from 2017 to 2018, each a publicly traded biopharmaceutical company. He received his A.B. in History from Princeton University and his J.D. from the University of California, Berkeley School of Law. We believe Mr. Dobmeier is qualified to serve as a member of our Board because of his legal, business development and operating experience, senior management experience at public biotechnology companies and his service as a director of other biopharmaceutical companies.
Joanne Waldstreicher, M.D., 64, has served as a member of our Board since December 2022. From December 2012 to April 2023, Dr. Waldstreicher served as Chief Medical Officer at Johnson & Johnson (NYSE: JNJ), where she held various roles since 2002, including Chief Medical Officer & Head, Asia Pacific Medical Science at Janssen Pharmaceutical Companies of Johnson & Johnson from 2011 to 2012 and Senior Vice President, Head, Global Drug Development from 2007 to 2009. Prior to joining Johnson & Johnson, Dr. Waldstreicher oversaw endocrinology and metabolism clinical research at Merck Research Laboratories. Dr. Waldstreicher currently serves on the Board of Directors of Beckton Dickson & Co. (NYSE: BDX), a global medical technology company. Dr. Waldstreicher also currently serves as a faculty affiliate of the Division of Medical Ethics, Department of Population Health at New York University School of Medicine. Dr. Waldstreicher received her B.A. in Chemistry at City University of New York, Brooklyn College, and her M.D. at Harvard Medical School. We believe Dr. Waldstreicher is qualified to serve on our Board based on her extensive experience as a pharmaceutical executive with significant expertise in clinical development, drug development strategy and regulatory affairs.
Class III Directors Continuing in Office Until the 2026 Annual General Meeting
Ted Love, M.D., 65, has served as a member of our Board since August 2023. Dr. Love previously served as President and Chief Executive Officer of Global Blood Therapeutics, Inc., a former publicly-traded biopharmaceutical company focused on hematology, from June 2014 to October 2022, prior to its acquisition by Pfizer Inc. Prior to serving at Global Blood Therapeutics, Dr. Love served as Executive Vice President, Research and Development and Technical Operations at Onyx Pharmaceuticals, Inc., from February 2010 to August 2012. Prior to Onyx, from 2001 to January 2009, Dr. Love served as President, Chief Executive Officer and Chairman of Nuvelo, Inc. Prior to that, he served as Senior Vice President, Development, at Theravance, Inc. from 1998 to 2001. Previously, he spent six years at Genentech, Inc., where he held a number of senior management positions in medical affairs and product development and served as chairman of Genentech’s Product Development Committee. Dr. Love served as a consultant in medicine in the Department of Cardiology at the Massachusetts General Hospital. Dr. Love currently serves on the board of directors of Gilead Sciences (NASDAQ: GILD) and Royalty Pharma Plc (NASDAQ: RPRX), each a biopharma company. Within the past five years Dr. Love previously served on the board of directors of Seagen, Inc. from 2020 to 2023, Amicus Therapeutics, Inc. from 2012 to 2020, Global Blood Therapeutics, Inc. from 2013 to 2022 and Portola Pharmaceuticals, Inc. from 2019 to 2020 (prior to its acquisition by Alexion Pharmaceuticals, Inc.). Dr. Love holds a B.A. in molecular biology from Haverford College and an M.D. from Yale Medical School. He completed a residency in internal medicine and a fellowship in cardiology at the Massachusetts General Hospital. We believe that Dr. Love is qualified to serve on our Board because of his extensive leadership and management experience in the biopharmaceutical industry, in addition to his prior experience as a practicing physician.
Raymond Stevens, Ph.D., 60, has served as our co-founder and Chief Executive Officer since May 2019 and as a member of our Board since February 2019. Previously, Dr. Stevens founded the Bridge Institute at the University of Southern California, where he served as Founding Director and Professor from July 2014 to May 2019, and since then as Professor Emeritus. Prior to founding the Bridge Institute, Dr. Stevens founded the iHuman Institute at ShanghaiTech University (“iHuman Institute”), in January 2012, where he has since served as Founding Director and Adjunct Professor. Prior to founding the iHuman Institute, Dr. Stevens served as Professor, Department of Integrative Structural and Computational Biology and Chemistry at The Scripps Research Institute from June 1999 to July 2014. Dr. Stevens also currently serves as a member of the board of directors and as a member of the audit and science and technology committees of Danaher Corporation (NYSE: DHR). Dr. Stevens completed a post-doctoral fellowship in Chemistry at Harvard University. Dr. Stevens received his B.A. in Chemistry from the University of Southern Maine, and his Ph.D. in Organic Chemistry from the University of Southern California. We believe that Dr. Stevens is qualified to serve on our Board based on his extensive experience in the field of structure-based drug discovery and as a director of public and private companies. As our Chief Executive Officer, Dr. Stevens also provides invaluable insight to our management’s perspective in the board’s discussions regarding our company’s business and strategic plans.
Daniel G. Welch, 66, has served as Chairman of our Board since January 2022. Mr. Welch served as an Executive Partner of Sofinnova Ventures, a venture capital firm from January 2015 to February 2018. Prior to serving at Sofinnova, Mr. Welch served as Chief Executive Officer and President of InterMune, Inc., a biotechnology company, from September 2003 until its acquisition by Roche Holdings AG (OTCMKTS: RHHBY) in September 2014. Mr. Welch also served as Chairman of InterMune from May 2008 to September 2014. Prior to serving at InterMune, Mr. Welch served as Chairman and Chief Executive Officer of Triangle Pharmaceuticals, Inc., a pharmaceutical company that was acquired by Gilead Sciences, Inc. (Nasdaq: GILD), from 2002 to 2003. Prior to serving at Triangle Pharmaceuticals, Mr. Welch served as President of Biopharmaceuticals at Elan Corporation (TYO: 6099) from 2000 to 2002. Prior to serving at Elan, Mr. Welch served in various senior management roles at Sanofi-Synthelabo, now Sanofi S.A. (Nasdaq: SNY), from 1987 to 2000, including as Vice President of Worldwide Marketing and Chief Operating Officer of the U.S. business. Mr. Welch currently serves on the boards of directors of Nuvation Bio Inc. (NYSE: NUVB), Ultragenyx Pharmaceutical Inc. (Nasdaq: RARE), Prothena Corporation plc (Nasdaq: PRTA) and Nuvation Bio, Inc. (Nasdaq: NUVB). Mr. Welch received his B.B.A. in Marketing from the University of Miami and his M.B.A. from the University of North Carolina. We believe that Mr. Welch is qualified to serve on our Board based on his operational and strategic expertise in the global pharmaceutical market, his experience serving on the board of directors of publicly traded pharmaceutical companies and his extensive experience in leading companies from clinical-stage drug development to large-scale global commercialization.
Information Regarding the Board of Directors and Corporate Governance
Director Nomination Process and Qualifications
In accordance with Company’s memorandum and articles of association, the Board is responsible for appointing directors to the Board, either to fill a vacancy or as an addition to the existing Board. The Nominating Committee is responsible for identifying, reviewing, evaluating, recommending and communicating with candidates qualified to become Board members or nominees for directors to the Board, in accordance with the Nominating Committee’s charter and consistent with the criteria listed below.
The Board will determine the appropriate characteristics, skills and experience for the Board as a whole and for its individual members, as well as the committees of the Board on which they may serve. The Board considers recommendations for nominees from the Nominating Committee. The Board will consider the minimum general criteria below and may add any specific additional criteria with respect to specific searches, in selecting candidates and existing directors for serving on the Board. An acceptable candidate may not fully satisfy all of the criteria but is expected to satisfy nearly all of them. The Board believes that candidates for director should have certain minimum qualifications, including having the highest personal integrity and ethics and being able to read and understand basic financial statements.

In considering candidates recommended by the Nominating Committee, the Board intends to consider other factors, such as: (i) possessing relevant expertise upon which to be able to offer advice and guidance to management; (ii) having sufficient time to devote to the affairs of the Company; (iii) demonstratin g excellence in his or her field; (iv) having the ability to exercise sound business judgment; (v) experience as a board member or executive officer of another publicly held company; (vi) having a diverse personal background, perspective and experience; and (vii) having the commitment to rigorously represent the long-term interests of the Company’s shareholders.
Nominations by Securityholders
The Nominating Committee will consider director candidates recommended by the Company’s security holders. The Nominating Committee does not intend to alter the manner in which it evaluates a candidate for nomination to the Board based on whether or not the candidate was recommended by a Company securityholder.
For nominations of potential candidates made other than by the Board, the securityholder or other person making such nomination must comply with the Company’s Memorandum and Articles of Association and Policy Regarding Securityholder Recommendations of Director Nominees, including, without limitation, submission of the information or other materials required with respect to proposed nominees under such documents and rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate.
Securityholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Nominating Committee c/o Structure Therapeutics Inc., 601 Gateway Boulevard, Suite 900, South San Francisco, CA 94080. Such director nominations will be presented to the Board for its consideration. Securityholders must also satisfy the notification, timeliness, consent, and information requirements set forth in our bylaws. These requirements are also described under the section entitled “Shareholder Proposals for the 2025 Annual General Meeting of Shareholders”.
Board Diversity
While we do not have a formal diversity policy in place, we endeavor to have a Board representing diverse backgrounds and a wide range of professional experience in areas that are relevant to the Company’s business and its status as a public company. Accordingly, the Board is committed to seeking out highly qualified candidates of diverse gender and race, as well as taking into account other factors that promote principles of diversity, including diversity of a candidate’s perspective, background, nationality, age and other demographics.
Below is our Nasdaq Board Diversity Matrix for fiscal year 2023, which sets forth certain self-identified personal demographic characteristics of our directors.

Board Diversity Matrix
(As of April 19, 2024)
Board Diversity Matrix
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	0	0
Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
Director Independence and Independence Determinations
Our Corporate Governance Guidelines provide that our Board will consist of a majority of independent directors in accordance with Nasdaq listing standards. Our Corporate Governance Guidelines define an “independent” director consistent with the Nasdaq definition of independence. Under our Corporate Governance Guidelines and Nasdaq listing standards, a director is not independent unless the Board affirmatively determines that such director does not have a direct or indirect material relationship with the Company or any of its subsidiaries. Members of the Audit Committee and Compensation Committee of the Board (the “Compensation Committee”) are subject to the additional independence requirements of applicable SEC rules and Nasdaq listing standards.
Our Nominating Committee undertook its annual review of director independence and made a recommendation to our Board regarding director independence. As a result of this review, our Board affirmatively determined that Mr. Dobmeier, Dr. Farid, Dr. Love, Ms. Tetlow, Dr. Waldstreicher and Mr. Welch are “independent” in accordance with applicable Nasdaq listing standards applicable to boards of directors in general and Jessica Lifton and Chen Yu, each of whom left the Board in February 2023, was “independent” during the period each served on the Board during 2023. In addition, our Board has affirmatively determined that Ms. Tetlow, Mr. Dobmeier and Dr. Farid are “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to boards of directors in general and audit committee members in particular, and that Dr. Love, Mr. Dobmeier and Mr. Welch are “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to boards of directors in general and compensation committee members in particular.
In assessing directors’ independence, our Board took into account certain transactions, relationships, and arrangements involving some of the directors and concluded that such transactions, relationships, and arrangements did not impair the independence of the director. For Dr. Farid, the Board considered that during 2023, Dr. Farid was employed by Schrödinger, Inc. (“Schrödinger”), an organization that did business with the Company. The amount received by the Company or such other organization in each of the last three fiscal years did not exceed the greater of $200,000 or 5% of either our or Schrödinger’s consolidated gross revenues.

Board Leadership Structure
Our Board maintains the flexibility to determine whether the roles of Chair of the Board (the “Chair”) and Chief Executive Officer should be combined or separated, based on what it believes is in the best interests of the Company at a given point in time. The Board believes that this flexibility is in the best interest of the Company and that a one-size-fits-all approach to corporate governance, with a mandated independent Chair, would not result in better governance or oversight.
At this time, our Board is led by Mr. Welch, an independent, non-executive Chair. Our Board believes that it is in the best interest of the Company and its shareholders for Mr. Welch to continue to serve as Chair. Mr. Welch possesses significant knowledge and experience in our industry and a deep understanding of our strategic objectives, all of which will continue to benefit the Company during the year ahead. The Company believes that separation of the positions of the Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Chair creates an environment that is more conducive to the Board’s objective evaluation and oversight of management’s performance, increasing management accountability, and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its shareholders, including with respect to evaluating whether steps management is taking to manage risks are appropriate for the Company. Mr. Welch’s responsibility is to ensure that our Board functions properly and to work with our Chief Executive Officer to set the Board’s agenda. Accordingly, he has substantial ability to shape the work of the Board. We expect him to facilitate communications among our directors and between the Board and senior management. While Mr. Welch provides independent leadership, he also works closely with our Chief Executive Officer to ensure that our directors receive the information that they need to perform their responsibilities, including discussing and providing critical review of the matters that come before the Board and assessing management’s performance. As a result, we believe that such separation can enhance the effectiveness of our Board as a whole. We believe that the leadership structure of our Board is appropriate and enhances its ability to effectively carry out its roles and responsibilities on behalf of our shareholders.
Board’s Role in Risk Oversight
While senior management has primary responsibility for managing risk, the Board has responsibility for risk oversight with specific risk areas delegated to relevant Board committees who report on their deliberations to the full Board. The specific risk areas of focus for the Board and each of its committees are summarized below.
Full Board
•
Oversee the Company’s risk governance framework, including an enterprise-wide culture that supports appropriate risk awareness and the identification, escalation, and appropriate management of risk

•
General strategic and commercial risks

•
M&A transactions, including execution and integration, and the M&A competitive landscape

•
Legal risks such as those arising from litigation, environmental, and intellectual property matters

Audit Committee
•
Oversee and coordinate with the Company’s internal and external auditors

•
Accounting, controls and financial disclosure

•
Cybersecurity risk, including our information security framework, threat assessment, response readiness and training efforts

•
Tax and liquidity management

Compensation Committee
•
Compensation structure and programs

•
CEO succession planning

•
Diversity Equity and Inclusion initiatives

•
Recruitment and retention of talent

•
Workplace culture

•
Workplace health, safety and well-being

Nominating and Corporate Governance Committee	• Governance structures and processes • Board organization, independence and structure • Board succession and effectiveness • Oversee the Company’s ESG initiatives
Research and Development (R&D) Committee	• R&D activities • Risks associated with clinical development of product candidates • Intellectual property strategy and protection
Board and Committee Meetings and Attendance
Our Corporate Governance Guidelines provide that all directors are expected to prepare for, attend and participate in all meetings of the Board and committees on which they serve. In 2023, the Board held seven meetings, the Audit Committee held nine meetings, the Compensation Committee held four meetings, and the Nominating Committee held four meetings. No member of the Board attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director) and the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served).
Although we do not have a formal policy regarding attendance by Board members at annual general meetings of shareholders, we encourage our directors to attend such meetings. The Annual General Meeting is our first annual general meeting of shareholders.
Information Regarding Committees of the Board of Directors
Our Board has established four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Research & Development Committee — each of which operates under a charter that has been approved by our Board. The Board approved the formation of the Research & Development Committee in March 2024. Current copies of our committee’s charters are posted on the “Corporate Governance” section of our website located at www.structuretx.com.
The following table provides membership and meeting information for fiscal year 2023 for each of the committees of the Board then in effect:
Name	Audit	Compensation	Nominating and Corporate Governance
Eric Dobmeier(1)	x	x
Ramy Farid, Ph.D.(2)	x
Jessica Lifton(3)
Ted Love, M.D.		x*
Raymond Stevens, Ph.D.
Sharon Tetlow	x*		x
Joanne Waldstreicher, M.D.			x
Daniel Welch		x	x*
Total Meetings in 2023	9	4	4

*
Committee Chairperson

(1)
Mr. Dobmeier was appointed to our Board and Audit Committee in January 2023. He replaced Ms. Lifton as a member of the Compensation Committee in February 2023 upon her resignation effective upon the closing of our IPO.

(2)
Dr. Farid will not stand for re-election and his term will expire at the Annual General Meeting. As of the date of this Proxy Statement, a replacement member for the Audit Committee has not been determined by the Board. The Board intends to make such replacement no later than the meeting of the Board occurring immediately following the Annual General Meeting. When such appointment is made, it will be posted on our website.

(3)
Ms. Lifton served as a member of the Compensation Committee until the closing of our IPO in February 2023.

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that, with the exception of Dr. Stevens’ membership on the Research & Development Committee, each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to us.
Below is a description of each committee of the Board.
Audit Committee
The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee our corporate accounting and financial reporting processes and audits of our financial statements. For this purpose, the Audit Committee performs several functions which include, among other things:
•
evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•
monitoring the rotation of partners of our independent auditors on our engagement team as required by law;

•
prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•
reviewing, with our independent auditors and management, significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

•
reviewing with management and our independent auditors any earnings announcements;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;

•
reviewing and providing oversight of any related-person transactions in accordance with our related person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics; and

•
reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are implemented.

The current members of the Audit Committee are Ms. Tetlow, Mr. Dobmeier and Dr. Farid, with Ms. Tetlow serving as the chair. Our Board has determined that each member of the Audit Committee is an independent director under Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and under Rule 10A-3 under the Exchange Act. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector. Our Board has determined that Ms. Tetlow qualifies as an Audit Committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq listing standards. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.
Report of the Audit Committee of the Board*
The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the fiscal year ended December 31, 2023 with management of the Company and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Sharon Tetlow, Chair
Eric Dobmeier
Ramy Farid, Ph.D.

*
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee
Our Compensation Committee currently consists of Dr. Love, Mr. Dobmeier and Mr. Welch, with Dr. Love serving as the chair. Mr. Dobmeier was appointed to the Compensation Committee in February 2023 to replace Ms. Lifton, who resigned effective on the consummation of our IPO. Our Board has determined that each of the members of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfies the Nasdaq independence requirements. The Compensation Committee has a charter that is reviewed and updated annually, or as may be warranted from time to time. The functions of the Compensation Committee include, among other things:
•
reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board regarding) our overall compensation strategy and policies;

•
reviewing and approving (or if it deems appropriate, making recommendations to the full Board regarding) the compensation and other terms of employment of our executive officers;

•
reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•
reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

•
evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

•
reviewing and making recommendations to the full Board regarding the type and amount of compensation to be paid or awarded to our non-employee directors;

•
administering our equity incentive plans;

•
establishing policies with respect to equity compensation arrangements;

•
reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us; and

•
reviewing and making recommendations to the full Board regarding the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers.

Compensation Committee Responsibilities
The Compensation Committee or the Board upon recommendation from the Compensation Committee, makes the significant adjustments to annual compensation, determines bonus and equity awards, and establishes new performance objectives at one or more meetings held during the first quarter of the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Board upon recommendation from the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, any executive and director share ownership information, company share performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of Radford/Aon (“Radford”), including analyses of executive compensation paid at other companies identified by the consultant. The Compensation Committee or the Board, upon recommendation from the Compensation Committee, also reviews and approves any peer group of companies used to inform the Company’s evaluation of compensation for its employees and directors; reviews and makes recommendations with respect to non-employee director compensation.
Compensation Committee Processes and Procedures
Typically, the Compensation Committee meets whenever its members deem a meeting necessary or appropriate, and typically at least quarterly. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer and Radford, the Company’s compensation consultant. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not be present during the voting or deliberations regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of our company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of our company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee engaged Radford to conduct a review and analysis of our executive and director compensation compared with current market practices and a peer group of companies, to be used for setting 2023 executive and director compensation levels. The 2023 peer group was chosen based on several characteristics including: comparable stage in key product and corporate development, similar growth and performance potential and market capitalization. Radford reports to the Compensation Committee. The Compensation Committee has assessed the independence of Radford according to the six factors mandated by SEC and Nasdaq listing standards. After conducting this assessment and considering any potential conflicts of interest, the Compensation Committee concluded that the continued engagement of Radford did not raise any conflict of interest and did not adversely affect Radford’s independence.
Radford’s review, which consisted of an analysis of our compensation practices against prevailing market practices of identified peer group companies and broader industry trends, analyzed total direct compensation (inclusive of salary, cash bonuses and equity awards) of our executive officers and was based on an assessment of market trends through analysis of available public information in addition to proprietary data provided by Radford. As guidelines for our executives and directors, we set target cash compensation, when considering salary and bonus potential (or retainers, in the instance of directors), and equity compensation, delivered through equity-based awards, after generally referencing the 50th and 75th percentiles of compensation paid to executives and directors within our compensation peer group. We believe that generally referencing the 50th and 75th percentiles within our peer group in setting salary, bonus, and equity compensation in setting equity compensation for our executives, appropriately reflects our position and performance within our peer group. We may deviate from setting actual compensation levels at these target percentiles of the peer group with respect to our executives to reflect experience, performance levels, existing equity holdings, and market factors as deemed appropriate by the Compensation Committee or the Board. In any given year, the Compensation Committee may consider the experience and performance levels of our executives and other factors deemed appropriate and make a subjective determination that it would be appropriate for any Named Executive Officer’s (as defined below) compensation elements or targeted total compensation and equity levels to deviate from the targeted percentile of the compensation paid to similarly situated officers employed by our peer companies.
Delegation Authority
Under its charter, the Compensation Committee may delegate to one or more officers of the Company the authority to make grants and awards of cash or options or other equity securities to non-executive employees within certain parameters. In June 2023, the Compensation Committee approved the formation of an equity grant committee, currently composed of Raymond Stevens Ph.D., our Chief Executive Officer, and Jun Yoon, our Chief Financial Officer, acting together or separately, to which authority has been delegated to grant share option awards to non-executive employees under the Company’s 2023 Equity Incentive Plan (the “2023 Plan”), subject to certain specified limitations and oversight by our Compensation Committee. The purpose of this delegation of authority is to enhance the flexibility of equity award administration and to facilitate the timely grant of share option awards to non-executive employees, particularly new employees, within specified guidelines and limits approved by our Compensation Committee. As part of its oversight function, our Compensation Committee periodically reviews the list of grants made by the equity grant committee. During the year ended December 31, 2023, the equity grant committee exercised its delegated authority to grant share option awards covering a total of 415,908 ordinary shares to non-executive employees.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee is a current or former officer or employee of the Company. None of our executive officers currently serves, or has served during 2023, on the board of directors or compensation committee of any other company that has one or more executive officers serving on our Board or on our Compensation Committee.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee currently consists of Mr. Welch, Ms. Tetlow and Dr. Waldstreicher, with Mr. Welch serving as the chair. Our Board has determined that each of the members of this committee satisfies the Nasdaq independence requirements. The Nominating and Corporate Governance Committee has a charter that is reviewed and updated annually, or as may be warranted from time to time. The functions of this committee include, among other things:
•
identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

•
determining the minimum qualifications for service on our Board;

•
evaluating director performance on the Board and applicable committees of the board and determining whether continued service on our Board is appropriate;

•
evaluating, nominating and recommending individuals for membership on our Board;

•
evaluating nominations by shareholders of candidates for election to our Board;

•
considering and assessing the independence of members of our Board;

•
developing a set of corporate governance policies and principles, and periodically reviewing and assessing these policies and principles and their application and recommending to our Board any changes to such policies and principles;

•
considering questions of possible conflicts of interest of directors as such questions arise; and

•
reviewing and assessing on an annual basis the performance of the Nominating and Corporate Governance Committee and its charter.

Research & Development Committee
Our Research & Development Committee was formed in March 2024, and currently consists of Dr. Waldstreicher, Dr. Love and Dr. Stevens, with Dr. Waldstreicher serving as the chair. The Research & Development Committee has a charter that is reviewed and updated annually, or as may be warranted from time to time. The functions of this committee include, among other things:
•
Reviewing and providing advice for the Company’s research and development (“R&D”) programs on behalf of the Board;

•
Providing advice to the Board regarding the strategic direction of the Company’s R&D activities;

•
Identifying and discussing significant emerging trends and issues in science and technology and considering the potential impact of such on the Company’s R&D; and

•
Providing advice to the Company’s management and to the Board in connection with the allocation, deployment, utilization of, and allocation of resources in the Company’s R&D.

Committee Charters and Corporate Governance Guidelines
Complete copies of our Corporate Governance Guidelines and committee charters are posted in the “Corporate Governance” section of our website located at www.structuretx.com.
Executive Sessions
Executive sessions, which are meetings at which only independent directors are present, are regularly scheduled throughout the year, typically at the time of each regular Board meeting and as frequently as such independent directors deem appropriate. A director designated at each executive session by the independent directors presides at the executive sessions.
Board’s Oversight of Strategy
Our Board is deeply engaged and involved in overseeing our long-range strategy, including evaluating our key market opportunities, product development, clinical trials, partnering opportunities and competitive developments. Our Board’s oversight of risk is another integral component of the Board’s oversight and engagement on strategic matters. Strategy-related matters are regularly discussed at board meetings and, when relevant, at Committee meetings. We also dedicate at least one board meeting every year to an even more intensive review and discussion of our strategic plan. Matters of strategy also inform committee-level discussions of many issues, including enterprise risk. Engagement of the Board on these issues and other matters of strategic importance continues in between meetings, including through updates to the Board on significant items and discussions between the CEO and our Chair on a periodic basis. Each director is expected to and does bring to bear their own talents, insights, and experiences to these strategy discussions.
Cybersecurity and Data Privacy Oversight
Our Board addresses our cybersecurity risk management as part of its general oversight function. Our Audit Committee is responsible for overseeing our cybersecurity risk management processes, including oversight of mitigation of risks from cybersecurity threats. Our cybersecurity risk assessment and management processes are implemented and maintained by certain Company management, including our Senior Director of Internal Controls and SOX Compliance and our Director of IT Security and Compliance. Our cybersecurity incident response policy includes reporting to the Audit Committee for certain cybersecurity incidents. The Audit Committee receives periodic reports from our cybersecurity function concerning our significant cybersecurity threats and risk and the processes we have implemented to address them. The Audit Committee also has access to various reports, summaries or presentations related to cybersecurity threats, risk and mitigation and our cybersecurity incident response policy includes reporting to the Audit Committee for certain cybersecurity incidents.
Management and Board ESG Oversight
Our executive leadership team, comprised of our CEO, CFO, and executives from across the company, oversee our efforts to integrate sustainability and corporate responsibility into our strategic planning, risk management, and reporting. Day-to-day responsibility for our ESG program resides with a cross-functional representation of leaders headed by our Nominating Committee who meet regularly to review progress and provide recommendations to the executive team.
At the Board level, the Board as a whole and through the Nominating Committee, oversees sustainability and corporate responsibility.
Other Board committees also conduct detailed reviews on key ESG topics; for example, our Compensation Committee oversees the Company’s talent, culture, compensation structure and compensation programs and our Audit Committee assists the Board in monitoring cybersecurity risk.
Securityholder Communications with the Board
Our Board has adopted a formal process by which securityholders may communicate with the Board or any of its directors. Securityholders who wish to communicate with the Board may do so by sending written communications addressed to the Board or such director c/o Structure Therapeutics Inc. 601 Gateway Blvd., Suite 900, South San Francisco, CA, 94080, Attn: Secretary. Our Secretary will review each communication, and will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary shall discard the communication or inform the proper authorities, as may be appropriate.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics, which is applicable to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions. The Code of Business Conduct and Ethics is posted in the “Corporate Governance” section of our website located at www.structuretx.com. If we ever were to amend or waive any provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, we intend to satisfy its disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on our website set forth above rather than by filing a Current Report on Form 8-K. In the case of a waiver for an executive officer or a director, the disclosure required under applicable Nasdaq listing standards also will be made available on our website.
Hedging and Pledging Policy
Our Insider Trading Policy prohibits directors, officers and other employees from engaging in derivatives securities or hedging transactions, including prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset any decrease in the market value of our securities and the risks associated with holding our ADSs. Our Insider Trading Policy also prohibits trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than share options and other compensatory equity awards issued by us), as well holding our ADSs in margin accounts. Additionally, our Insider Trading Policy prohibits pledging securities as collateral for a loan without prior approval from our Board and pre-clearance from the Compliance Officer.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On May 30, 2023, the Audit Committee approved the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023, in place of PricewaterhouseCoopers LLP (“PwC”). On May 31, 2023, PwC was information that they were dismissed. The decision to change our accounting firm was authorized by the Audit Committee.
PwC’s audit reports on our financial statements for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During our fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through May 31, 2023: (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods and (2) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the disclosure of the following material weaknesses in our internal control over financial reporting which existed during our fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through May 31, 2023, as disclosed in Part II, Item 9A of our Annual Report on Form 10-K for the year ended December 31, 2022 and Part I, Item 4 of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023: (a) we did not design and maintain an effective control environment commensurate with our financial reporting requirements; (b) we did not design and maintain effective controls to ensure adequate segregation of duties within its financial reporting function; and (c) we did not design and maintain effective controls over certain information technology general controls for information systems that are relevant to the preparation of our financial statements.
On May 30, 2023, the Audit Committee approved the engagement of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2023. On May 31, 2023, EY was appointed as our independent registered public accounting firm, effective subsequent to the communication of PwC’s dismissal. During our fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through May 31, 2023, neither we nor anyone acting on our behalf consulted with EY regarding: (i) the applicable of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that ET concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
PwC’s letter to the SEC stating its agreement with the statements in the three foregoing paragraphs was filed as an exhibit to our Current Report on Form 8-K dated June 5, 2023.
Neither our memorandum and articles of association nor other governing documents or law require shareholder ratification of the appointment of EY as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of EY to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our shareholders. Representatives of EY are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.

Principal Accountant Fees and Services
The following table shows the aggregate fees for services provided by EY for the fiscal year ended December 31, 2023, and by PwC for the fiscal year ended December 31, 2022. PwC was dismissed as our independent registered public accounting firm effective May 31, 2023, and EY has served as our independent registered public accounting firm since May 31, 2023.
	Fiscal Year Ended
	2023	2022
Audit Fees(1)	$1,513,321	$1,766,000
All Other Fees(2)	—	$900
Total Fees	$1,513,321	$1,766,900

(1)
“Audit Fees” consist of fees billed in connection with the audit of our financial statements, review of interim financial statements, assistance with registration statements filed with the SEC and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit Fees for the year ended December 31, 2022 included $930,000 incurred in connection with the filing of our Registration Statement on Form S-1 in connection with our IPO in February 2023.

(2)
“All Other Fees” for 2022 consist of an accounting research tool subscription paid to PwC.

All fees incurred subsequent to our IPO in February 2023 were pre-approved by our Audit Committee.
Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of services other than audit services by EY is compatible with maintaining the principal accountant’s independence.
The Board Recommends
A Vote in Favor of Proposal 2.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2023.
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	11,899,271	3.94	9,192,356(2)
Equity compensation plans not approved by security holders	—	—	—
Total	11,899,271	3.94	9,192,356

(1)
Includes the following equity compensation plans: 2019 Equity Incentive Plan (the “2019 Plan”), 2023 Plan and 2023 Employee Share Purchase Plan (the “ESPP”). The 2023 Plan supersedes the 2019 Plan.

(2)
Includes 8,192,356 Ordinary Shares (an equivalent of 2,730,785 ADSs) reserved for future issuance under our 2023 Plan and 1,000,000 Ordinary Shares (an equivalent of 333,333 ADSs) reserved for future purchase under our ESPP. The number of Ordinary Shares reserved for issuance under our 2023 Plan automatically increases on January 1 of each year, continuing through and including January 1, 2033, by 4% of the total number of Ordinary Shares outstanding on December 31 of the preceding calendar year, or a lesser number of Ordinary Shares determined by our Board. Pursuant to this provision, we added 5,568,383 Ordinary Shares (an equivalent of 1,856,279 ADSs) that are available for issuance under the 2023 Plan on January 1, 2024, which is not reflected in the table above. The number of Ordinary Shares reserved for issuance under our ESPP automatically increases on January 1 of each year, continuing through and including January 1, 2033, by 1% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, 3,000,000 Ordinary Shares, or a lesser number of Ordinary Shares determined by our Board. Pursuant to this provision, we added 1,392,210 Ordinary Shares (an equivalent of 464,070 ADSs) that are available for issuance under the ESPP on January 1, 2024, which is not reflected in the table above.

EXECUTIVE OFFICERS
The following table sets forth certain information with respect to our executive officers as of April 19, 2024.
Name	Age	Position(s)
Raymond Stevens, Ph.D.	60	Chief Executive Officer
Jun Yoon	46	Chief Financial Officer
Xichen Lin, Ph.D.	50	Chief Scientific Officer
Mark Bach, M.D., Ph.D.	67	Chief Medical Officer
Yingli Ma, Ph.D.	50	Chief Technology Officer
Raymond Stevens, Ph.D.’s biographical information is set forth under “Proposal 1: Election of Director”.
Jun Yoon has served as our Chief Financial Officer since May 2022, as our co-founder and Chief Operating Officer from February 2019 to May 2022 and as a member of our Board from February 2019 until the closing of our IPO in February 2023. Prior to joining our company, Mr. Yoon served as Vice President, Corporate Development at Cellerant Therapeutics, Inc., a biotechnology company developing immunotherapies for hematologic malignancies and other blood-related disorders, from May 2010 to January 2016. Prior to joining Cellerant Therapeutics, Mr. Yoon served as Senior Director, Licensing & Business Development at VIA Pharmaceuticals, Inc., a biotechnology company focused on the treatment of cardiovascular disease, from August 2004 to March 2010. Previously, Mr. Yoon worked in Business Development for Sagres Discovery until its acquisition by Chiron Corporation in 2004 and for Syrrx, Inc., prior to its acquisition by Takeda Pharmaceutical Company Limited, from July 2000 to October 2002.

Mr. Yoon currently serves as director of the GPCR Consortium, a public-private global collaboration advancing GPCR research. Mr. Yoon received his B.A. in Molecular Cell Biology from the University of California, Berkeley.
Xichen Lin, Ph.D. has served as our Chief Scientific Officer since July 2019. Prior to joining our company, Dr. Lin served as Head of External Innovation, Asia Pacific at Novo Nordisk from May 2016 to July 2019. Prior to joining Novo Nordisk A/S, Dr. Lin served as Operation Partner at C-Bridge Capital, a biotechnology investment firm, from December 2015 to May 2016. Prior to serving at C-Bridge Capital, Dr. Lin held various scientific and strategy roles at GlaxoSmithKline (“GSK”), from July 2002 to December 2015, including Head of GSK’s Global Neuroinflammation Discovery Performance Unit. Dr. Lin received his B.S. in Chemistry from Peking University, and his Ph.D. in Organic Chemistry from The Pennsylvania State University.
Mark Bach, M.D., Ph.D. has served as our Chief Medical Officer since June 2021. Prior to joining our company, Dr. Bach served as Senior Vice President, Endocrine Medical Sciences at Ascendis Pharma, Inc. (Nasdaq: ASND), a Danish biopharmaceutical company, from November 2020 to June 2021. Prior to serving at Ascendis Pharma, Dr. Bach served as Interim Chief Executive Officer of Accumulus Synergy, Inc., a non-profit biopharmaceutical information exchange platform, from July 2020 to October 2020. Prior to serving at Accumulus Synergy, Dr. Bach held various roles at Janssen Pharmaceuticals, Inc. from January 2010 to October 2020, including Vice President, Office of the Chief Medical Officer and Vice President Head, Asia Pacific Medical Sciences and China Innovation. Prior to serving at Janssen, Dr. Bach held various roles at Merck & Co., Inc. (NYSE: MRK) from June 1993 to January 2010, including Vice President and Executive Director, Global Medical Organization. Dr. Bach received his B.A. in Chemistry from Carleton College, his Ph.D. in Pathology from The University of Chicago Graduate School of Biological Sciences, and his M.D. from Baylor College of Medicine.
Yingli Ma, Ph.D. has served as our Chief Technology Officer since August 2022. Previously, Dr. Ma served as General Manager and President of Basecamp Bio Inc., our wholly-owned subsidiary, from May 2021 to August 2022. Prior to joining Basecamp Bio, Dr. Ma served as General Manager of Amgen Biopharmaceutical R&D (Shanghai), the R&D site of Amgen, Inc. (Nasdaq: AMGN) in Shanghai from June 2020 to May 2021. Previously, Dr. Ma served in various roles at Amgen, including Executive Director, Structural Biology and China Research Shanghai Platforms from July 2018 to December 2019, and Principal Scientist, Structural Biology and Protein Expression from June 2014 to July 2018. Prior to serving at Amgen, Dr. Ma was Senior Scientist and Principal Scientist, Structural Chemistry Lead at GSK from April 2009 to May 2014. Dr. Ma completed her post-doctoral fellowship in Molecular Biology at Rockefeller University. Dr. Ma received her B.S. in Clinical Medicine from China Medical University, and her Ph.D. in Biochemistry and Molecular Biophysics from the University of Pennsylvania.
Each executive officer serves at the discretion of our Board and holds office until the executive officer’s successor is duly elected and qualified or until the executive officer’s earlier resignation or removal.
EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for the Company’s CEO and its two other most highly compensated executive officers at December 31, 2023 (the “Named Executive Officers”).

Fiscal Year 2023 Summary Compensation Table
The following table shows for the fiscal years ended December 31, 2023 and 2022 compensation awarded to or paid to, or earned by, the Named Executive Officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Raymond Stevens, Ph.D. Chief Executive Officer and Director(4)	2023	595,852	—	6,500,534	281,325	13,200	7,390,911
	2022	487,333	—	—	247,500	12,500	747,333
Jun Yoon Chief Financial Officer(5)	2023	441,262	—	3,047,125	173,183	13,200	3,674,770
Mark Bach, M.D., Ph.D. Chief Medical Officer	2023	485,812	—	—	173,045	13,200	672,057
	2022	466,375	—	—	149,499	12,500	628,374

(1)
In accordance with SEC rules, this column represents the grant date fair value of shares underlying share options granted during the indicated year, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”). Pursuant to FASB ASC Topic 718, the amounts shown exclude the impact of estimated forfeitures. The grant date fair value of the share option granted during 2023 to Dr. Bach that was to vest based on certain clinical milestones is reported as $0, because the achievement of the performance conditions was not deemed probable as of the grant date. Assuming highest level of achievement of the performance conditions, the maximum potential value of such award at the grant date was $2,939,296, calculated in accordance with FASB ASC 718. Assumptions used in the calculation of the grant date fair value of the share options are set forth in Note 9, “Shareholders’ Equity” to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The amounts reported here do not reflect the actual economic value realized by our Named Executive Officers. Our Named Executive Officers will only realize compensation from grants of share options to the extent the trading price of our Ordinary Shares is greater than the exercise price of such options.

(2)
This column reflects the amount of performance-based incentive compensation earned by our Named Executive Officers for the periods presented, described below under the subsection titled “— Non-Equity Incentive Plan Compensation.”

(3)
Consists of the Company’s matching contributions under our 401(k) Plan.

(4)
Dr. Stevens was a member of the Board in 2023 but did not receive additional compensation in his capacity of a director.

(5)
Mr. Yoon became a Named Executive Officer in 2023, and thus his compensation for the fiscal year ended December 31, 2022 is not reported here.

Annual Base Salary
Our Named Executive Officers receive an annual base salary to compensate them for services rendered to us. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation. In establishing salary levels, we consider each Named Executive Officer’s skill set, role, experience, responsibilities, performance and the pay levels of similarly situated executives at comparable companies.
The 2023 annual base salary rates for our Named Executive Officers are set forth in the table below.
Name	2023 Base Salary Rate
Raymond Stevens, Ph.D.(1)	$605,000
Jun Yoon(2)	$445,200
Mark Bach, M.D., Ph.D.(3)	$487,450

(1)
Dr. Stevens’ annual base salary was increased from $500,000 to $605,000, effective February 2, 2023.

(2)
Mr. Yoon’s annual base salary was increased from $400,000 to $445,200, effective February 2, 2023.

(3)
Dr. Bach’s annual base salary was increased from $468,650 to $487,450, effective February 2, 2023.

Non-Equity Incentive Plan Compensation
We seek to motivate and reward our executives for achievements relative to our corporate goals and expectations for each fiscal year. In 2023, Dr. Stevens, Mr. Yoon and Dr. Bach were each eligible to receive an annual performance based on the achievement of certain pre-established corporate performance goals determined by our Board (100% weighting for Dr. Stevens, and 90% weighting for Mr. Yoon and Dr. Bach) and, in the case of Mr. Yoon and Dr. Bach, individual performance goals (10% weighting). In January 2023, based upon the recommendation of our independent compensation consultant, our Board approved the following target bonus amounts for each of our named executive officers, which became effective on February 2, 2023: Dr. Stevens, 50%; Mr. Yoon 40%; and Dr. Bach, 40%. In January 2024, our Board determined that the 2023 corporate goals were achieved at 93% overall, assessed the individual performance of Mr. Yoon and Dr. Bach and approved 2023 annual performance bonuses for each of our Named Executive Officers, as reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
Equity-Based Incentive Awards
Our equity-based incentive awards are designed to align our interests and those of our shareholders with those of our employees and consultants, including our executive officers. Our Board or an authorized committee thereof is responsible for approving equity grants.
We have generally used share options and restricted share awards as an incentive for long-term compensation to our executive officers because share options allow our executive officers to realize value from this form of equity compensation only if our share price increases, and restricted share awards align the interests of our executive officers with the interests of our shareholders generally. Certain share options that we have granted to our executive officers permit “early exercise,” whereby the executive officer can purchase shares subject to the share option prior to vesting, subject to our right of repurchase which lapses in accordance with the vesting schedule of the share option. Similarly, Ordinary Shares issued pursuant to restricted share awards are subject to our right of repurchase which lapses in accordance with the vesting schedule of the restricted share award.
We may grant equity awards at such times as our Board determines appropriate. Our executives generally are awarded an initial grant in the form of a share option in connection with their commencement of employment with us. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.
All share options are granted with an exercise price per share that is no less than the fair market value of one Ordinary Share on the date of grant of such award. Our share options generally vest over a four-year period. Equity awards granted to our Named Executive Officers may be subject to acceleration of vesting and exercisability under certain termination and change in control events, as described in more detail below under the subsection titled “— Potential Payments Upon Termination or Change in Control.”
In January 2023, based upon the recommendation of our independent compensation consultant, our Board approved granting the following share options to each of our Named Executive Officers, which were granted under the 2023 Plan on February 2, 2023: Dr. Stevens, 1,600,000 Ordinary Shares; Mr. Yoon, 750,000 Ordinary Shares; and Dr. Bach, 450,000 Ordinary Shares. The exercise price per share of these share options is equal to $5.00, which was the fair market value of each Ordinary Share, based on the public offering price of $15.00 for our ADSs in our IPO. Each share option vests over four years, subject to the executive’s continuous service through each vesting date and, for Dr. Bach, subject to achievement of certain clinical milestones in the first year following grant. The options are subject to acceleration of vesting and exercisability under certain circumstances. In January 2024, the Board determined that the clinical milestones underlying Dr. Bach’s option had not been fully achieved, and would not be achieved prior to the one-year anniversary of the grant date of such option and, as a result, such option terminated in accordance with its terms.
Outstanding Equity Awards at Fiscal Year End
The following table presents information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2023. All awards were granted pursuant to the 2019 Equity Incentive Plan (the “2019 Plan”) or the 2023 Plan.

	Option Awards(1)
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price per share ($)(2)	Option expiration date
Raymond Stevens, Ph.D. Chief Executive Officer and Director	1/22/2020	100,000(3)	—	—	0.39	1/21/2030
	1/22/2021	392,838(4)	145,929	—	0.48	1/21/2031
	2/2/2023	—(5)	1,600,000	—	5.00	2/1/2033
Jun Yoon Chief Financial Officer	1/22/2020	100,000(6)	—	—	0.39	1/21/2030
	9/23/2021	56,238(7)	43,762	—	1.21	9/22/2031
	2/2/2023	—(8)	750,000	—	5.00	2/1/2033
Mark Bach, M.D., Ph.D. Chief Medical Officer	9/23/2021	363,486(9)	218,124	—	1.21	9/22/2031
	2/2/2023	—	—	450,000(10)	5.00	2/1/2033

(1)
Option awards listed with grant dates prior to February 2, 2023 were granted under our 2019 Plan. Option awards listed with grant dates on or after February 2, 2023 were granted under our 2023 Plan.

(2)
Options granted under our 2019 Plan and 2023 Plan were granted with a per share exercise price equal to the fair market value of our Ordinary Shares on the date of grant, as determined in good faith by our Board or compensation committee.

(3)
One-fourth of the shares subject to the share option vested on May 16, 2020 and the remaining shares vest in 36 equal monthly installments thereafter, subject to continued service through each such vesting date. The option is also subject to early exercise and is immediately exercisable as of the grant date.

(4)
The shares subject to the share option vest in 48 equal monthly installments, subject to continued service through each such vesting date.

(5)
One-fourth of the shares subject to the share option vested on February 2, 2024, and the remaining shares vest in 36 equal monthly installments thereafter, subject to continued service through each such vesting date.

(6)
One-fourth of the shares subject to the share option vested on May 1, 2020, and the remaining shares vest in 36 equal monthly installments thereafter, subject to continued service through each such vesting date.

(7)
The shares subject to the share option vest in 48 equal monthly installments beginning September 16, 2021, subject to continued service through each such vesting date.

(8)
One-fourth of the shares subject to the share option vested on February 2, 2024, and the remaining shares vest in 36 equal monthly installments thereafter, subject to continued service through each such vesting date.

(9)
One-fourth of the shares subject to the share option vested on June 21, 2022, and the remaining shares vest in 36 equal monthly installments thereafter, subject to continued service through each such vesting date.

(10)
One-fourth of the shares subject to the share option were to vest on February 2, 2024, subject to the achievement of certain clinical milestones in the first year, and the remaining shares were to vest in 36 equal monthly installments thereafter, subject to continued service through each such vesting date. In January 2024, the Board determined that such clinical milestones would not be achieved; as a result, such option terminated in accordance with its terms.

Share options held by certain of our Named Executive Officers are eligible for accelerated vesting under specified circumstances. See the subsection titled “— Potential Payments Upon Termination or Change in Control” below for a description of such potential acceleration.
We did not materially modify any outstanding equity awards held by our Named Executive Officers in 2023.
Emerging Growth Company Status
We are an “emerging growth company,” as defined in the JOBS Act. As an emerging growth company, we will be exempt from certain requirements related to executive compensation, including the requirements to hold a nonbinding advisory vote on executive compensation and to provide information relating to the ratio of total compensation of our Chief Executive Officer to the median of the annual total compensation of all of our employees, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Act.

Nonqualified Deferred Compensation
We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans. Our Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.
Employment Arrangements with our Named Executive Officers
Below are descriptions of our employment arrangements with our Named Executive Officers.
Raymond Stevens, Ph.D.   We entered into an executive employment agreement with Dr. Stevens in May 2019, which governs the current terms of his employment with us. The agreement has no specific term and provides for at-will employment. Pursuant to the agreement, Dr. Stevens is entitled to an annual base salary and is eligible to receive an annual performance bonus with a target equal to a pre-determined percentage of his annual base salary, based on the achievement of certain corporate and individual objectives as determined by our Board. Dr. Stevens’ agreement also provides for certain severance benefits which were superseded by the Severance Plan, as described below under “— Potential Payments Upon Termination or Change in Control — Severance Plan.”
Jun Yoon.   We entered into an executive employment agreement with Mr. Yoon in May 2019, which was amended in May 2022, which governs the current terms of his employment with us. The agreement has no specific term and provides for at-will employment. Pursuant to the agreement, Mr. Yoon is entitled to an annual base salary and is eligible to receive an annual performance bonus with a target equal to a pre-determined percentage of his annual base salary, based on the achievement of certain corporate and individual objectives as determined by our Board. Mr. Yoon’s agreement also provides for certain severance benefits which were superseded by the Severance Plan, as described below under “— Potential Payments Upon Termination or Change in Control — Severance Plan.”
Mark Bach, M.D., Ph.D.   We entered into an offer letter with Dr. Bach in April 2021, which governs the current terms of his employment with us. The agreement has no specific term and provides for at-will employment. Pursuant to the offer letter, Dr. Bach is entitled to an annual base salary and is eligible to receive an annual performance bonus with a target equal to a pre-determined percentage of his annual base salary, based on the achievement of certain corporate and individual objectives as determined by our Board. Dr. Bach’s offer letter also provides for certain severance benefits which were superseded by the Severance Plan, as described below under “— Potential Payments Upon Termination or Change in Control — Severance Plan.”

Potential Payments Upon Termination or Change in Control
Regardless of the manner in which a Named Executive Officer’s service terminates, each Named Executive Officer is entitled to receive amounts earned during his term of service, such as unpaid salary, as applicable.
Severance Plan
In January 2023, the Board approved a Severance and Change in Control Plan (the Severance Plan) pursuant to which each of our Named Executive Officers will become eligible to receive benefits under the terms of such plan. The Severance Plan provides for severance and/or change in control benefits to our Named Executive Officers upon (i) a “change in control termination” or (ii) a “regular termination” (each as described below). Upon a change in control termination, each of our Named Executive Officers is entitled to a lump sum payment equal to a portion of their base salary (18 months for Dr. Stevens and 12 months for Mr. Yoon and Dr. Bach), a lump sum payment equal to 150% (for Dr. Stevens) or 100% (for Mr. Yoon and Dr. Bach) of their annual target cash bonus, payment of COBRA premiums for a period of time (up to 18 months for Dr. Stevens and 12 months for Mr. Yoon and Dr. Bach) and full accelerated vesting of outstanding time-vesting equity awards. To the extent an equity award is not assumed, continued or substituted for in the event of certain change in control transactions and the executive’s employment is not terminated as of immediately prior to such change in control, the vesting of such equity award will also accelerate in full (and for equity awards subject to performance vesting, performance will be deemed to be achieved at target, unless otherwise provided in individual award documents). Upon a regular termination, Dr. Stevens is entitled to a lump sum payment equal to 100% of his annual target cash bonus, and each of Dr. Stevens, Mr. Yoon and Dr. Bach is entitled to a lump sum payment equal to a portion of their base salary (12 months for Dr. Stevens and Mr. Yoon and nine months for Dr. Bach), payment of COBRA premiums for a period of time (up to 12 months for Dr. Stevens and Mr. Yoon and nine months for Dr. Bach) and partial accelerated vesting of outstanding time-vesting equity awards (12 months for Dr. Stevens and Mr. Yoon and six months for Dr. Bach). All severance benefits under the Severance Plan are subject to the executive’s execution of an effective release of claims against the company.
For purposes of the Severance Plan, a “regular termination” is an involuntary termination without “cause” (and not as a result of death or disability) or a resignation for “good reason,” each as defined in the Severance Plan, in any case that does not occur during the period of time beginning three months prior to, and ending 12 months following, a “change in control”, as defined in the 2023 Plan, or the “change in control period.” For purposes of the Severance Plan, a “change in control termination” is an involuntary termination without cause (and not as a result of death or disability) or a resignation for good reason, in any case that occurs during the change in control period.
Equity Award Terms
In addition to the treatment described above, our Named Executive Officers’ share awards are subject to the terms of our 2023 Plan and 2019 Plan, as applicable. Under the 2023 Plan, unless otherwise provided in an individual share award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the Board at the time of grant, in the event of a “corporate transaction” (as defined in the 2023 Plan), if the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such share awards, then with respect to any such share awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such share awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such share awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by us with respect to such share awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the Board, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such share awards, then with respect to any such share awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by us with respect to such share awards will not terminate and may continue to be exercised notwithstanding the transaction. In the event a share award will terminate if not exercised prior to the effective time of a transaction, the Board may provide, in its sole discretion, that the holder may not exercise such share award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the share award over (ii) any exercise price payable by such holder in connection with such exercise. In the event of a “change in control” (as defined in the 2023 Plan), awards granted under our 2023 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.
Under the 2019 Plan, in the event of a “corporate transaction” (as defined in the 2019 Plan), unless otherwise provided in a share award agreement or other written agreement between us and the award holder, the Board may take one or more of the following actions with respect to such share awards: (i) arrange for the assumption, continuation, or substitution of a share award by a surviving or acquiring corporation, or a parent or subsidiary thereof; (ii) arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring corporation, or a parent or subsidiary thereof; (iii) accelerate the vesting, in whole or in part, of the share award and provide for its termination if not exercised (if applicable) at or before the effective time of the transaction; (iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us; (v) cancel or arrange for the cancellation of the share award, to the extent not vested or not exercised before the effective time of the transaction, in exchange for such cash consideration (including no consideration) as our Board, in its sole discretion, may consider appropriate; and (vi) make a payment equal to the excess, if any, of  (a) the value of the property the participant would have received on exercise of the share award immediately before the effective time of the transaction, over (b) any exercise price payable by the participant in connection with the exercise. A share award may be subject to additional acceleration of vesting and exercisability upon or after a “change in control” (as defined in the 2019 Plan) as may be provided in an applicable share award agreement or other written agreement, but in the absence of such provision, no such acceleration will occur.
Other Compensation and Benefits
All of our Named Executive Officers are eligible to participate in our employee benefit plans, including our medical, dental, vision and life insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability, accidental death and dismemberment insurance for all of our employees, including our Named Executive Officers. We generally do not provide perquisites or personal benefits to our Named Executive Officers. In addition, we provide the opportunity to participate in a 401(k) plan to our U.S employees, including each of our U.S.-based Named Executive Officers, as discussed in the subsection titled “— 401(k) Plan” below.
401(k) Plan
We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. For 2023, we made safe-harbor matching contributions of 100% of each dollar contributed by eligible employees, up to 4% of an employee’s eligible compensation. We may also make discretionary contributions to the 401(k) plan. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.
Clawback Policy
In November 2023, we implemented our Incentive Compensation Recoupment Policy, a Dodd-Frank Act-compliant clawback policy, as required by SEC rules. As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002, as amended.

NON-EMPLOYEE DIRECTOR COMPENSATION
The following table shows for the fiscal year ended December 31, 2023 certain information with respect to the compensation of our non-employee directors:
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Daniel G. Welch	242,625	—	242,625
Ramy Farid, Ph.D.	—	—	—
Sharon Tetlow	64,000	—	64,000
Eric Dobmeier	57,500	—	57,500
Joanne Waldstreicher, M.D.	49,000	—	49,000
Ted W. Love, M.D.	22,917	632,132	655,049
Jessica Lifton(3)	—	—	—
Chen Yu, M.D.(3)	—	—	—

(1)
The amounts reported here do not reflect the actual economic value realized by our directors. In accordance with SEC rules, this column represents the grant date fair value of shares underlying share options, calculated in accordance with FASB ASC 718. Assumptions used in the calculation of the grant date fair value of the share options are set forth in Note 9, “Shareholders’ Equity” to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

(2)
As of December 31, 2023, (i) Mr. Welch held an option to purchase 1,179,122 Ordinary Shares, which is subject to early exercise; (ii) Ms. Tetlow held an option to purchase 80,000 Ordinary Shares, which is subject to early exercise; (iii) Mr. Dobmeier held an option to purchase 80,000 Ordinary Shares, 26,666 of which were vested as of such date; (iv) Dr. Waldstreicher held an option to purchase 80,000 Ordinary Shares, 26,666 of which were vested as of such date; and (v) Dr. Love held an option to purchase 75,000 Ordinary Shares, 8,333 of which were vested as of such date.

(3)
Ms. Lifton and Dr. Yu each resigned from the Board effective February 2, 2023.

Dr. Stevens, our Chief Executive Officer, and Dr. Farid, did not receive any additional compensation for their service on the Board. Dr. Stevens’s compensation as a Named Executive Officer is set forth above under “Executive Compensation — Summary Compensation Table”.
Non-Employee Director Compensation Policy
Our Board adopted a non-employee director compensation policy in January 2023 that is applicable to all of our non-employee directors. The compensation policy was amended effective August 2023 following a review of the program with our independent compensation consultant (the “August Amendment”). The compensation policy was further amended in March 2024, as described below.
As in effect for 2023, our compensation policy provided that each non-employee director will receive the following compensation for service on our Board:
•
an annual cash retainer of $45,000 for eligible directors;

•
an additional cash retainer of $179,000 for service as chair of the Company;

•
an annual cash retainer of $7,500, $5,000 and $4,000 for service as a member of the audit committee, compensation committee and the nominating and governance committee, respectively;

•
an additional annual cash retainer of  $15,000, $10,000 and $8,000 for service as chair of the audit committee, compensation committee and the nominating and governance committee, respectively;

•
prior to the August Amendment, an initial share option to purchase 90,000 of our Ordinary Shares (equal to 30,000 ADSs) on the date of each such non-employee director’s appointment to our Board, vesting in 36 equal monthly installments;

•
following the August Amendment, an initial share option to purchase 75,000 of our Ordinary Shares (equal to 25,000 ADSs) on the date of each such non-employee director’s appointment to our Board, vesting in 36 equal monthly installments;

•
prior to the August Amendment, an annual share option to purchase 45,000 of our Ordinary Shares (equal to 15,000 ADSs) on the date of each of our annual general meeting of shareholders, vesting in 12 equal monthly installments (and will be fully vested on the day immediately preceding the next annual general meeting of shareholders, if sooner); and

•
following the August Amendment, an annual share option to purchase 37,500 of our Ordinary Shares (equal to 12,500 ADSs) on the date of each of our annual general meeting of shareholders, vesting in 12 equal monthly installments (and will be fully vested on the day immediately preceding the next annual general meeting of shareholders, if sooner).

The compensation policy was most recently amended effective March 2024 following a review of the program with our independent compensation consultant (the “March Amendment”). Following the March Amendment, each non-employee director will receive the following updated annual cash retainer amounts for 2024 for service on a committee of our Board, including our new Research & Development Committee:
•
an annual cash retainer of $10,000, $7,500, $7,500 and $5,000 for service as a member of the Audit Committee, Compensation Committee, Research & Development Committee and the Nominating Committee, respectively; and

•
an additional annual cash retainer of $20,000, $15,000, $15,000 and $10,000 for service as chair of the Audit Committee, Compensation Committee, Research & Development Committee and the Nominating Committee, respectively.

Each share option described above will be granted under our 2023 Plan. The term of each share option will be ten years, subject to earlier termination as provided in the 2023 Plan, provided that upon a termination of continuous service other than for death or “cause” (as such term is defined in the 2023 Plan), the post-termination exercise period will be 12 months from the date of termination. Each share option will vest subject to the director’s continuous service with us, provided that each share option will vest in full upon a change in control of the Company.
We will also continue to reimburse each non-employee director for ordinary, necessary, and reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in Board and committee meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our Ordinary Shares as of April 19, 2024 by: (i) each director and director nominee; (ii) each of the executive officers named in the Summary Compensation Table; (iii) our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our Ordinary Shares. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 139,856,287 Ordinary Shares outstanding on April 19, 2024, adjusted as required by rules promulgated by the SEC.
Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Equivalent Number of ADSs Beneficially Owned	Percentage of Ordinary Shares Beneficially Owned (%)
5% Shareholders
FMR LLC(1)	17,372,856	5,790,952	12.42
Entities affiliated with Wellington Management Group LLP(2)	13,116,978	4,372,326	9.38
Avoro Capital Advisors LLC(3)	6,999,999	2,333,333	5.01
Named Executive Officers and Directors
Raymond Stevens, Ph.D.(4)	3,712,527	1,237,509	2.63
Jun Yoon(5)	3,038,775	1,012,925	2.17
Mark Bach, M.D., Ph.D.(6)	428,565	142,855	*
Daniel Welch(7)	1,302,630	434,210	*
Eric Dobmeier(8)	37,764	12,588	*
Joanne Waldstreicher(9)	37,764	12,588	*
Ramy Farid, Ph.D.(10)	4,085,495	1,361,831	2.92
Sharon Tetlow(11)	80,000	26,666	*
Ted W. Love, M.D.(12)	20,832	6,944	*
All executive officers and directors as a group (11 persons)(13)	13,583,227	4,527,742	9.43

*
Less than one percent

(1)
Consists of 17,372,856 Ordinary Shares underlying ADSs held by FMR LLC (“FMR”) and indirectly held by Abigail P. Johnson. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address of FMR LLC and Abigail P. Johnson is 245 Summer Street, Boston, Massachusetts 02210. The foregoing information was obtained from a Schedule 13G filed on February 9, 2024.

(2)
Consists of 13,116,978 Ordinary Shares beneficially owned by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP (collectively, the “Wellington Entities”). Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP each have shared voting power with respect to 12,268,980 Ordinary Shares, and shared dispositive power with respect to 13,116,978 Ordinary Shares. Wellington Management Company LLP has shared voting power with respect to 12,207,726 Ordinary Shares and shared dispositive power with respect to 12,871,971 Ordinary Shares. The address of the Wellington Entities is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210. The foregoing information was obtained from a Schedule 13G filed on February 8, 2024.

(3)
Consists of 6,999,999 Ordinary Shares underlying ADSs held with sole voting and dispositive power by Avoro Capital Advisors LLC (“Avoro”) and indirectly held by Behzad Aghazadeh. Dr. Aghazadeh is the portfolio manager and controlling person of Avoro. The address of Avoro and Dr. Aghazadeh is 110 Greene Street, Suite 800, New York, NY 10012. The foregoing information was obtained from a Schedule 13G filed on February 14, 2024.

(4)
Consists of (i) 1,075,664 Ordinary Shares held by Dr. Stevens, (ii) 1,554,586 Ordinary Shares registered in the name of Raymond Stevens and Vivian Urena-Stevens, as Co-Trustees of the Stevens 2001 Revocable Trust, dated March 28, 2001 (the “Stevens Trust”) and (iii) 1,082,277 Ordinary Shares underlying options that are exercisable by Dr. Stevens within 60 days of April 19, 2024. Dr. Stevens is the trustee of the Stevens Trust and shares voting and investment control with respect to such shares.

(5)
Consists of (i) 1,065,464 Ordinary Shares held by Mr. Yoon, (ii) 1,554,586 Ordinary Shares registered in the name of Jun Sik Yoon and Hayung Yang Yoon, Trustees of The Yoon Family Trust, dated December 11, 2019 (the “Yoon Trust”) and (iii) 418,725 Ordinary Shares underlying options that are exercisable by Mr. Yoon within 60 days of April 19, 2024. Mr. Yoon is the trustee of the Yoon Trust and shares voting and investment control with respect to such shares.

(6)
Consists of (i) 4,500 Ordinary Shares held by Dr. Bach and (ii) 424,065 Ordinary Shares underlying options that are exercisable by Dr. Bach within 60 days of April 19, 2024.

(7)
Consists of (i) 123,508 Ordinary Shares held in the name of Marie D. Welch Family Trust dated June 7, 2021 (the “Welch Family Trust”), (ii) 205,500 Ordinary Shares underlying options held by the Andrew J. Welch 2020 Irrevocable GST Trust, dated July 1, 2020 (the “Andrew Welch Trust”) that are exercisable within 60 days of April 19, 2024, (iii) 205,500 Ordinary Shares underlying options held by the Michael D. Welch 2020 Irrevocable GST Trust, dated July 1, 2020 (the “Michael Welch Trust”) that are exercisable within 60 days of April 19, 2024 and (iv) 768,122 Ordinary Shares underlying options held by Mr. Welch directly that are exercisable within 60 days of April 19, 2024. Mr. Welch is the trustee of the Welch Family Trust, the Andrew Welch Trust and the Michael Welch Trust and shares voting and investment control with respect to such shares.

(8)
Consists of 37,764 Ordinary Shares underlying options that are exercisable by Mr. Dobmeier within 60 days of April 19, 2024.

(9)
Consists of 37,764 Ordinary Shares underlying options that are exercisable by Dr. Waldstreicher within 60 days of April 19, 2024.

(10)
Consists of 4,085,495 ordinary shares held by Schrödinger. Dr. Farid is the President, Chief Executive Officer and a member of the board of directors of Schrödinger and may be deemed to share voting and dispositive power over the shares held by Schrödinger. Dr. Farid disclaims beneficial ownership of the shares held by Schrödinger. The address of Schrödinger is 1540 Broadway, 24th Floor, New York, New York 10036.

(11)
Consists of 80,000 Ordinary Shares underlying options that are exercisable by Ms. Tetlow within 60 days of April 19, 2024.

(12)
Consists of 20,832 Ordinary Shares underlying options that are exercisable by Dr. Love within 60 days of April 19, 2024.

(13)
Consists of (i) the shares described in footnotes (4) through (12) above and (ii) the following Ordinary Shares beneficially owned by our other current executive officers (which includes Dr. Lin and Dr. Ma) in the aggregate: 838,875 Ordinary Shares underlying options that are exercisable within 60 days of April 19, 2024.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
In February 2023, our Board adopted our related person transaction policy which sets forth the policies and procedures for the identification, review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or any proposed transaction, arrangement or relationship in which our company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our company’s total assets at year-end for the last two completed fiscal years and in which any related person had or will have a direct or indirect material interest. In reviewing and approving any such transactions, the Audit Committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related person transaction, and the extent of the related person’s interest in the transaction.
Certain Related Person Transactions
The following includes a summary of transactions since January 1, 2022 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Other than described below, there have not been, nor are there currently any proposed, transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which include equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Non-employee Director Compensation.”

Series B Convertible Preferred Share Financing
In a series of closings in July 2021 and April 2022, we entered into a Series B preferred share purchase agreement with various investors, pursuant to which we issued and sold an aggregate of 32,857,004 shares of our Series B convertible preferred shares at a price per share of  $4.0483 for gross proceeds of  $133.0 million.
The table below sets forth the number of shares of our Series B convertible preferred shares purchased by our executive officers, directors, holders of more than 5% of our issued share capital at the time of the transaction and their affiliated entities or immediate family members. Each Series B preferred share in the table below automatically converted into and was re-designated as one Ordinary Share immediately upon the closing of our IPO.
Name	Series B Convertible Preferred Share (#)	Aggregate Purchase Price ($)
Greater than 5% shareholders
Entities affiliated with BVF Partners L.P.(1)	4,940,345	19,999,999

(1)
Jessica Lifton, who resigned from our Board upon the closing of our IPO in February 2023, is a Principal at BVF Partners.

Investors’ Rights Agreement
In connection with our convertible preferred share financings, we entered into investors’ rights, voting and right of first refusal and co-sale agreements containing registration rights, information rights, rights of first offer, voting rights and rights of first refusal, among other things, with certain holders of our shares. Our executive officers and directors, including former directors, who are parties to these agreements or who are related to parties to these agreements are Dr. Stevens, Mr. Yoon, Dr. Farid and Ms. Lifton.
These shareholder agreements terminated upon the closing of our IPO, except for the registration rights granted under our investors’ rights agreement, which will terminate upon the earliest of  (i) the closing of a liquidation event; (ii) the fifth year anniversary of the consummation of an initial public offering; and (iii) at such time, following an initial public offering, when all registrable securities held by each shareholder can be sold without limitation and without registration in compliance with pursuant to Rule 144 of the Securities Act, or Rule 144.
Agreements with Schrödinger, Inc.
Dr. Farid, a member of our Board, is the President, Chief Executive Officer and a member of the board of directors of Schrödinger, which is one of the Company’s shareholders. During the years ended December 31, 2023 and 2022, the Company had existing collaboration agreements to use the results provided by Schrödinger’s software platform for its research purposes. During the years ended December 31, 2023 and 2022, the Company paid $0.3 million and $0.2 million to Schrödinger, respectively, and had $0.5 million and $0 payable balance to Schrödinger as of December 31, 2023 and 2022, respectively.
Lhotse Collaboration Agreement with Schrödinger
In October 2020, Lhotse Bio, Inc., our wholly-owned subsidiary (“Lhotse”), entered into a Collaboration Agreement (the “Lhotse-Schrödinger Agreement”) with Schrödinger to discover and develop novel, orally bioavailable, small molecule inhibitors of lysophosphatidic acid 1 receptor (“LPA1R”). Under the Lhotse-Schrödinger Agreement, Schrödinger is obligated to provide computational modeling and design support, including by using its technology platform to perform virtual screens, and Lhotse is obligated to provide day-to-day chemistry and biology support. Pursuant to the Lhotse-Schrödinger Agreement, a joint steering committee comprised of representatives from both parties oversees the research performed under the agreement. During the term of the Lhotse-Schrödinger Agreement and for a specified period thereafter while Lhotse is engaged in active development of any compound having activity against LPA1R that is discovered or developed under the Lhotse-Schrödinger Agreement, Schrödinger is obligated to work exclusively with Lhotse on the design, research, development and commercialization of compounds that inhibit LPA1R. Lhotse will solely own the research results, work product, inventions and other intellectual property generated under the Lhotse-Schrödinger Agreement that are directed to LPA1R.

Under the Lhotse-Schrödinger Agreement, Lhotse is obligated to pay Schrödinger a quarterly active program payment in the low six digits for each successive three-month period during which Schrödinger continues to perform research work as agreed by the parties, and as of December 31, 2023, the Company has paid to Schrödinger an aggregate of $0.8 million. If Lhotse develops and commercializes a product containing a compound (a “Lhotse Collaboration Compound”), that is discovered or developed under the Lhotse-Schrödinger Agreement (a “Lhotse Collaboration Product”), Lhotse is obligated to pay Schrödinger development and regulatory milestone payments of up to an aggregate of $17.0 million, regardless of the number of Lhotse Collaboration Products that reach such milestones. Lhotse will also be obligated to pay Schrödinger tiered royalties on a Lhotse Collaboration Product-by-Lhotse Collaboration Product basis equal to low single digit percentages on aggregate worldwide net sales of Lhotse Collaboration Products, subject to specified reductions and offsets. Lhotse’s obligation to pay royalties to Schrödinger will expire on a Lhotse Collaboration Product-by-Lhotse Collaboration Product and country-by-country basis on the later of (i) the expiration of the last-to-expire Lhotse patent claim covering the composition of matter of the Lhotse Collaboration Compound contained in such Lhotse Collaboration Product in such country, (ii) the expiration of regulatory, pediatric, orphan drug, or data exclusivity with respect to such Lhotse Collaboration Product in such country, and (iii) ten years after the first commercial sale of such Lhotse Collaboration Product in such country (the “Lhotse Royalty Term”).
Unless terminated earlier, the Lhotse-Schrödinger Agreement will continue for three years, subject to extension by mutual written agreement of the parties. Either party may terminate the Lhotse-Schrödinger Agreement for the other party’s uncured material breach, subject to certain notice and cure periods, or for the other party’s bankruptcy or insolvency. Lhotse’s obligation to make milestone and royalty payments (subject to the Lhotse Royalty Term) to Schrödinger continues after the expiration or termination of the Lhotse-Schrödinger Agreement. As of December 31, 2023, no milestone or royalty payments have been paid or accrued under this agreement.
Aconcagua Collaboration Agreement with Schrödinger
In November 2023, Aconcagua Bio, Inc., our wholly-owned subsidiary (“Aconcagua”), entered into a collaboration agreement (the “Aconcagua-Schrödinger Agreement”) with Schrödinger to discover and develop novel, small molecule modulators of a specific target. Under the Aconcagua-Schrödinger Agreement, Schrödinger is obligated to provide computational modeling and design support, including by using its technology platform to perform virtual screens, and Aconcagua is obligated to provide day-to-day chemistry and biology support. Pursuant to the Aconcagua-Schrödinger Agreement, a joint steering committee comprised of representatives from both parties oversees the research performed under the agreement.
During the term of the Aconcagua-Schrödinger Agreement or if longer, for a specified number of years after the effective date of the Aconcagua-Schrödinger Agreement, Schrödinger is obligated, subject to certain exceptions, to work exclusively with Aconcagua on the design, research, development and commercialization of compounds that inhibit the target. Aconcagua will solely own the research results, work product, inventions and other intellectual property generated under the Aconcagua-Schrödinger Agreement other than improvements to Schrödinger’s background intellectual property.
During the term of the Aconcagua-Schrödinger Agreement, Aconcagua is obligated to pay Schrödinger a monthly active program payment in the low six digits, which payment includes fees payable for certain Schrödinger software employed in the Collaboration, and as of December 31, 2023, the Company has paid to Schrödinger an aggregate of $0.3 million.
If Aconcagua develops and commercializes a product containing a compound (“Aconcagua Collaboration Compound”) that is discovered or developed under the Aconcagua-Schrödinger Agreement or a derivative thereof (“Aconcagua Collaboration Product”), Aconcagua is obligated to pay Schrödinger development, regulatory and commercialization milestone payments of up to an aggregate of $89.0 million for the first Aconcagua Collaboration Product to achieve a particular milestone event, regardless of the number of Aconcagua Collaboration Products that reach such milestones. Aconcagua will also be obligated to pay Schrödinger tiered royalties in the low single digit range on aggregate worldwide net sales of all Aconcagua Collaboration Products, subject to specified reductions and offsets. Aconcagua’s obligation to pay royalties to Schrödinger will expire on a Aconcagua Collaboration Product-by-Aconcagua Collaboration Product and country-by-country basis on the later of (i) the expiration of the last-to-expire Aconcagua owned patent claim covering the composition of matter of the Aconcagua Collaboration Compound contained in such Aconcagua Collaboration Product in such country and (ii) ten years after the first commercial sale of such Aconcagua Collaboration Product in such country (“Aconcagua Royalty Term”).
Unless terminated earlier, the Aconcagua-Schrödinger Agreement will continue for three years, subject to extension by mutual written agreement of the parties. Either party may terminate the Aconcagua-Schrödinger Agreement for convenience after a specified period or for the other party’s uncured material breach. Aconcagua’s obligation to make milestone and royalty payments (subject to the Aconcagua Royalty Term) to Schrödinger continues after the expiration or termination of the Aconcagua-Schrödinger Agreement, unless the Aconcagua-Schrödinger Agreement is terminated under specified circumstances. As of December 31, 2023, no milestone or royalty payments have been paid or accrued under this agreement.
BVF Share Exchange
In May 2023, we entered into an exchange agreement with BVF, who at the time of the transaction in the aggregate held more than 5% of our issued share capital, pursuant to which BVF delivered to us a total of 7,410,518 Ordinary Shares, in exchange for 7,410,518 newly designated non-voting Ordinary Shares (the “Exchange”). The Exchange did not result in any change in the aggregate number of outstanding Ordinary Shares as the exchange was implemented on a one-for-one basis.
Private Placement Transaction
In September 2023, we entered into a share purchase agreement (the “Purchase Agreement”) with certain institutional investors to sell and issue Ordinary Shares and newly designated non-voting Ordinary Shares at a purchase price of $12.49 per share (or the equivalent of $37.47 per ADS), for aggregate gross proceeds of approximately $300 million.
The table below sets forth the number of Ordinary Shares and non-voting Ordinary Shares issued to holders of greater than 5% of our issued share capital at the time of the transaction pursuant to the Purchase Agreement.
Name	Ordinary Shares (#)	Non-Voting Ordinary Shares (#)	Aggregate Purchase Price ($)
Greater than 5% shareholders
Entities affiliated with Avoro Capital Advisors LLC	1,601,280	—	19,999,987.20
Entities affiliated with FMR LLC	1,951,600	—	24,999,984.00
Entities affiliated with Wellington Management Group LLP	160,128	—	1,999,998.72
Entities affiliated with BVF Partners L.P.	—	2,401,920	29,999,980.80
As of December 31, 2023, all outstanding non-voting Ordinary Shares were converted into 9,812,438 Ordinary Shares.
Agreements with our Executive Officers and Directors
We have entered into employment agreements with our executive officers and director compensation agreements with our non-executive directors. These agreements contain customary provisions and representations, including confidentiality, non-competition and non-solicitation undertakings by the executive officers. However, the enforceability of the non-competition provisions may be limited under applicable law.
Indemnification
We have entered into, and intends to continue to enter into, separate indemnification agreements with our directors and executive officers. These indemnification agreements provide our directors and executive officers with contractual rights to indemnification and, in some cases, expense advancement in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request.

OTHER INFORMATION FOR SHAREHOLDERS
Shareholder Proposals for the 2025 Annual General Meeting of Shareholders
The Cayman Islands Companies Act provides shareholders with only limited rights to requisition a general meeting and does not provide shareholders with a right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our memorandum and articles of association allow our shareholders holding in aggregate not less than one-third of all votes attaching to all of our issued and outstanding shares and entitled to vote at general meetings to requisition an extraordinary general meeting of our shareholders, in which case the Board may duly convene an extraordinary general meeting and submit the resolutions put forward to a vote at such meeting. As a Cayman Islands exempted company, we are not obligated by law to call annual general meetings, however, we are required to hold an annual shareholder meeting every year in accordance with Nasdaq listing standards.
Pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement for the Company’s 2025 annual general meeting of shareholders. To be eligible for inclusion in the Company’s 2025 proxy statement, any such shareholder proposals must be submitted in writing to the Secretary the Company no later than December 26, 2024, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s proxy statement.
Alternatively, in accordance with the “advance notice” provisions of our memorandum and articles of association, shareholders seeking to present a shareholder proposal or nomination at the Company’s 2025 annual general meeting of shareholders, without having it included in the Company’s proxy statement, must timely submit notice of such proposal or nomination. To be timely, a shareholder’s notice must be received by the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the first anniversary of the Annual General Meeting, unless the date of the 2025 annual general meeting of shareholders is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the Annual General Meeting. For the Company’s 2025 annual general meeting of shareholders, this means that any such proposal or nomination must be submitted no earlier than February 25, 2025 and no later than March 27, 2025. If the date of the 2025 annual general meeting of shareholders is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the Annual General Meeting, the shareholder must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2025 annual general meeting of shareholders and not later than the close of business on the later of the 90th day prior to the 2025 annual general meeting of shareholders, or the 10th day following the day on which public announcement of the date of the 2025 annual general meeting of shareholders is first made by the Company.
Notices of any proposals or nominations for the Company’s 2025 annual general meeting of shareholders should be sent to the Secretary of the Company at Structure Therapeutics Inc., 601 Gateway Blvd., Suite 900, South San Francisco, California 94080.
Householding of Proxy Materials
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker or us. Direct your written request to Structure Therapeutics Inc., 601 Gateway Blvd., Suite 900 South San Francisco, California 94080. You may also make a request by telephone by contacting 1-866-540-7095. Shareholders who currently receive multiple copies of the Annual General Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Additional Filings
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website www.structuretx.com under the “Financials and Filings” heading. Copies of our Annual Report on Form 10-K for the year ended December 31, 2023, including financial statements and schedules thereto, filed with the SEC, are also available without charge to shareholders by contacting us by mail at Structure Therapeutics Inc., 601 Gateway Blvd., Suite 900, South San Francisco, California 94080.
OTHER MATTERS
Our Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgement. Discretionary authority for them to do so is provided for in the proxy card and other forms of proxy.
By Order of the Board of Directors
/s/ Raymond Stevens, Ph.D.

Raymond Stevens, Ph.D.
Chief Executive Officer
San Francisco, California
April 25, 2024

SCAN TO VIEW MATERIALS & VOTE STRUCTURE THERAPEUTICS INC. 601 GATEWAY BLVD., SUITE 900 SOUTH SAN FRANCISCO, CA 94080 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 19, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GPCR2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 19, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V50692-P10650 KEEP THIS PORTION FOR YOUR RECORDS STRUCTURE THERAPEUTICS INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following proposals: 1. Election of the nominee for Class I director named below to serve until the 2027 annual general meeting of shareholders and until her successor is duly elected and qualified, or until her earlier death, resignation or removal. Nominee: For Against Abstain Sharon Tetlow ! ! ! 2. To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company's independent registered public ! ! ! accounting firm for the fiscal year ending December 31, 2024. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V50693-P10650STRUCTURE THERAPEUTICS INC. ANNUAL GENERAL MEETING OF SHAREHOLDERSTUESDAY, JUNE 25, 2024 at 9:00 a.m. Pacific TimeTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe shareholder(s) hereby appoint(s) Raymond Stevens, Ph.D. and Jun Yoon, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of Structure Therapeutics Inc. that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:00 a.m. Pacific Time, on Tuesday, June 25, 2024, at www.virtualshareholdermeeting.com/GPCR2024, and any adjournment or postponement thereof.This proxy, when properly executed and returned, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, as more specifically described in the proxy statement, and in the discretion of the proxy holders upon any other business as may properly come before the Annual General Meeting of Shareholders or any continuation, postponement or adjournment thereof.Continued and to be signed on reverse side